[GE LOGO OMITTED]

                                                                     S&S PROGRAM
--------------------------------------------------------------------------------

MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 1999

                            UNDERSTANDING YOUR REPORT

                                                      PAGE
-----------------------------------------------------------

A LETTER FROM THE PRESIDENT ........................     1
John Myers on market events

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your Funds' results in 1999

   GE S&S PROGRAM MUTUAL FUND ......................     3

   GE S&S LONG TERM INTEREST FUND ..................     8

NOTES TO PERFORMANCE ...............................    17

NOTES TO SCHEDULES OF INVESTMENTS ..................    18

FINANCIAL STATEMENTS
   Financial Highlights ............................    19

   Notes to Financial Highlights ...................    20

   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ...........    21

NOTES TO FINANCIAL STATEMENTS ......................    24

INDEPENDENT AUDITORS' REPORT .......................    28

TAX INFORMATION ....................................    29

GE S&S PROGRAM
SUPPLEMENTARY INFORMATION ..........................    30

SCHEDULES OF INVESTMENTS

   GE S&S SHORT TERM INTEREST FUND .................    31

   GE S&S MONEY MARKET FUND ........................    33

SUPPLEMENTAL INFORMATION* ..........................    34
Illustrations of the relative market value of investments offered under the S&S Program based on historical earnings.

DISCLOSURE STATEMENT ...............................    38
Information about the S&S Program investment alternatives.

GE S&S MUTUAL FUNDS'
INVESTMENT TEAM ....................................    52

SHAREHOLDER SERVICES ....................INSIDE BACK COVER
How you can obtain more information


* THE SUPPLEMENTAL INFORMATION PART OF THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.



                            HIGHLY RATED GE S&S FUNDS

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
GE S&S PROGRAM MUTUAL -- (Domestic Equity)
--------------------------------------------------------------------------------
     Overall                3469           [STAR] [STAR] [STAR] [STAR]
      3 year                3469           [STAR] [STAR] [STAR] [STAR]
      5 year                2180           [STAR] [STAR] [STAR] [STAR]
      10 year                770           [STAR] [STAR] [STAR] [STAR]

--------------------------------------------------------------------------------
GE S&S LONG TERM INTEREST -- (Taxable Bonds)
--------------------------------------------------------------------------------
      Overall               1617           [STAR] [STAR] [STAR] [STAR]
      3 year                1617           [STAR] [STAR] [STAR] [STAR]
      5 year                1221           [STAR] [STAR] [STAR] [STAR]
      10 year                387           [STAR] [STAR] [STAR] [STAR]
--------------------------------------------------------------------------------

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
DATA PROTECTION AND PRIVACY STATEMENT
In order to provide you with additional S&SP and general investment education and to offer certain financial products and services to help you reach your investment goals, information related to your participation in the S&SP may be provided exclusively to certain GE financial services businesses. If you do not want information relating to your participation in the S&SP to be used in this manner, please send a letter or e-mail including your name, social security number and the subject line "Data Protection and Privacy" to: Opt-Out, 3003 Summer Street, P.O. Box 7900, Stamford, CT 06904-7900 or ams.optout@gecapital.com.

--------------------------------------------------------------------------------

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

The approach of the new millennium was marked by very strong performance across most global equity markets, while the U.S. bond market suffered its second worst year since 1973. The S&P 500 again set a record in 1999, returning in excess of 20% for the fifth straight year. Investors' interest in U.S. equities however was confined to a very narrow portion of the market, namely technology. The technology sector returned over 80%, following a 76% gain in 1998, despite anxiety surrounding Y2K. The dominance of technology is due in large part to the increasingly pervasive use of the Internet in all aspects of business. The unprecedented move in technology accounted for 90% of the S&P 500's 1999 performance. Interestingly, the S&P 500 excluding technology returned only 3% for the year. Innovation and productivity gains are among the positive by-products of the current technology cycle but, as disciplined, long-term investors, we remain cautious about valuations. As a whole, U.S. equity markets enjoyed a very favorable economic backdrop in 1999 including strong GDP growth, modest wage pressure, low inflation, and high consumer confidence.

International equity markets also performed extremely well and outperformed the S&P 500 for the first time since 1994. Most investors became convinced that the economic troubles of Asia, Latin America, and Russia were behind us and that sentiment provided the catalyst for positive performance across many individual markets - European markets climbed 15.9%, Japan rose 61.5%, and emerging markets soared 66.4%. We believe international markets will remain very attractive over the next few years as consolidation, restructuring, and privatization trends continue to exert economic pressures on companies to pursue shareholder value and to find new ways to grow earnings.

The reversal of Federal Reserve policy in 1999, to tighten rates three times after reducing rates three times in 1998, created difficulties for the bond market. The yield on the long-bond started the year around 5% and ended 1999 at 6.5%. The steepening of the yield curve reflected a "wall of worry" by most bond investors that the strong economy would eventually push up inflation, thereby forcing the Fed to increase rates even more. Despite challenges in the fixed income markets, we believe that a diversified portfolio, including bonds, is a responsible way to invest in times of uncertainty.

                             PERFORMANCE HIGHLIGHTS
GE S&S Program Mutual Fund returned 19.74% and GE S&S Long-Term Interest Fund posted a return of -0.92%. Although both funds slightly underperformed their benchmarks in 1999, they continue to rank in the top quartile among their respective peer groups, as rated by Lipper. In addition, the funds continue to receive favorable Morningstar ratings as presented on the inside front cover of this report. Average returns for each applicable Lipper category and complete details on each fund's performance can be found on the performance review pages included in this report.



                                 MARKET OVERVIEW
The last five years of the 20th century produced very favorable results for financial markets. Double-digit returns now seem to be the norm in terms of investor expectations, given the 20%-plus returns recorded by the S&P 500 in the last half

[PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------
of the 1990's. The new millennium begins with a positive backdrop for the global markets.

The U.S. market is characterized by a "New Era Economy" with low inflation; modest interest rates; modest wage pressure offset by very strong productivity gains; healthy consumer spending; a new technology cycle centered around the Internet; and robust economic growth. We believe that these factors, combined with a favorable demographic picture over the next ten years, bode well for U.S. company earnings and for the U.S. equity market in general. The international markets are now embracing consolidation and restructuring in the name of shareholder value which should translate into better earnings and stock prices for those who can execute their strategy. The emerging markets are still recovering from the economic woes of the Asian crisis and investors remain confident about their prospects. The fixed income markets will continue to be challenged by the Federal Reserve's efforts to stave off inflation and keep economic growth manageable. The fixed income markets are anticipating several rate hikes in 2000 to accomplish this goal. Another issue for the bond market is the lack of supply of 30-year paper given the U.S. budget surplus. We are in new territory in terms of paying down our national debt, which is having a unique impact on the yield curve, namely, an inversion of the curve in which short-term rates exceed longer-term rates. The danger could be that the equity markets ignore this phenomenon and continue to bid stocks higher.

While the backdrop remains constructive, there are reasons to take a cautiously optimistic approach to investing over the next couple of years. As a disciplined, long-term investor we continue to monitor the excesses in the U.S. equity markets including valuations, technology concentration, and the IPO market, where capital flows are at record highs. The robust growth of the U.S. economy, the widening U.S. trade deficit, the budget surplus, inflationary pressures, excess global capacity, and Federal Reserve's bias toward tightening interest rates over the short term are all factors to watch carefully as they could create volatility in world financial markets. We continue to believe that our bottom-up approach to security selection will enable us to differentiate our portfolios and lead us to the winners in this new century.

Lastly, a comment on the Year 2000 issue. To date, we have not experienced any significant disruptions to our financial or operating activities caused by failure of these computerized systems resulting from Year 2000 issues. Still, the impact of failures by companies, markets, or governments of countries in which the Funds invest to address effectively the Year 2000 issue may be felt well after January 1, 2000 and could negatively impact the Funds' performance. In addition, the Funds could be adversely affected if the computer systems used by GE Asset Management, its sub-advisers or external service providers do not correctly process such date-related information.

We remain committed to a long-term investment perspective and to you, our shareholders.


Sincerely,

[SIGNATURE]

John Myers
President and Chief Executive Officer
GE ASSET MANAGEMENT

JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                      GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------

Q&A



GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE ASSET MANAGEMENT WITH TOTAL ASSETS OF OVER $64 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE S&S PROGRAM MUTUAL FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS AND MANAGEMENT.



Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED WITH ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The GE S&S Program Mutual Fund returned 19.74% for the one-year period ended December 31, 1999, slightly less than the S&P 500 Index return of 21.07%. For the same period, the fund's new Lipper peer group of 279 Large Cap Value funds returned an average of 11.23%, ranking the fund in the top quintile (86th percentile) among peer funds.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The stock market continued to be characterized by narrow leadership from a small group of very large growth stocks. Despite the strong return of the overall index, only 46% of S&P 500 stocks were up on the year while 54% actually declined. Because many of these leadership stocks have very high valuations, we did not own a number of them as a result of our valuation disciplines. We expect this valuation discrepancy to correct itself at some point and the fund to make up for its modest underperformance last year.


Q.   DID THE SECTOR WEIGHTINGS OF THE FUND CHANGE?

A. In general, the sector weightings in the fund remain quite close to those of the S&P 500 as a result of our style-neutral, broadly diversified approach. The exception in 1999 was the Technology sector where we started the year about 21/2% below the index weight and finished about 6% underweighted. This was the result of the addition of some very richly valued stock to the index during the year and not the result of net selling on our part (e.g., Yahoo! and QUALCOMM).


Q.   WHICH SECTORS/STOCKS HAVE PERFORMED WELL AND WHICH HAVE NOT?

A. During 1999, seven of nine sectors in the S&P 500 showed a positive return, but only three managed to outperform the overall index. We did well in the Consumer Cyclical sector thanks to continued outperformance by our cable television holdings, NTL, AT&T Corp.-Liberty Media and Comcast, as well as Interpublic Group and Catalina Marketing. We also outperformed in the Financial sector, thanks to good stock selection as companies such as Morgan Stanley Dean Witter, American Express and Goldman Sachs did well. Our large overweight in Citigroup was also helpful. We also had good performance in the Capital Goods sector, primarily because our valuation discipline kept us out of Tyco.

     Technology was the sector that provided us with the greatest investment challenge. For the full year our Technology holdings rose 80.3%, pretty much in line with the S&P 500 Technology benchmark increase of 81.3% but, as discussed above, we had a fairly significant underweight in the sector by the end of the year. We did have a number of good Technology stocks such as Nortel, Analog Devices, Cisco, Applied Materials and EMC and we plan to add to our Technology exposure when the correction, which we believe is inevitable, occurs in this sector.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We expect a high level of volatility in the stock market in 2000. We also believe that the performance and valuation discrepancy between Technology stocks and the rest of the market cannot continue indefinitely. We plan to continue our emphasis on bottom-up fundamental research with a strong valuation discipline and believe the fund is well positioned for good relative performance in 2000.

[PHOTO OF GENE BOLTON OMITTED]

                                                      GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
         GE S&S PROGRAM MUTUAL     S&P 500 INDEX
 '89          $10000.00             $10000.00
 '90            9720.45               9684.00
 '91           12560.12              12645.00
 '92           13581.90              13622.00
 '93           15139.55              14986.00
 '94           14872.91              15180.00
 '95           20341.19              20872.00
 '96           25030.22              25696.00
 '97           33308.87              34251.00
 '98           41228.97              44080.00
 '99           49367.27              53366.60

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999

                          ONE    FIVE     TEN
                         YEAR    YEAR    YEAR
--------------------------------------------------------------------------------
GE S&S Program Mutual   19.74%  27.12%  17.31%

S&P 500 Index           21.07%  28.59%  18.23%


                               INVESTMENT PROFILE
     A Fund designed for investors who seek long-term growth of capital and income. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. The Fund may also invest to a lesser extent in foreign securities and debt securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                           LARGE CAP VALUE PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........    41      12       7

   Number of Funds in peer group: .......   279     118      45

   Peer group average total return: .....  11.23%  22.35%  14.91%

   Lipper categories in peer group: .....  LARGE CAP VALUE

* SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999

--------------------------------------------------------------------------------
Citigroup Inc.                           3.51%
--------------------------------------------------------------------------------
Microsoft Corp.                          2.94%
--------------------------------------------------------------------------------
Cisco Systems Inc.                       2.93%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                        2.68%
--------------------------------------------------------------------------------
Intel Corp.                              2.30%
--------------------------------------------------------------------------------
Merck & Co. Inc.                         2.28%
--------------------------------------------------------------------------------
First Data Corp.                         1.93%
--------------------------------------------------------------------------------
Nortel Networks Corp.                    1.68%
--------------------------------------------------------------------------------
SBC Communications Inc.                  1.65%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                 1.64%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           GE S&S PROGRAM MUTUAL FUND

                               [PIE CHART OMITTED]
                                TECHNOLOGY 24.2%
                            FINANCIAL SERVICES 15.4%
                                 CONSUMER 14.7%
                                HEALTHCARE 11.6%
                                 UTILITIES 9.1%
                                   ENERGY 7.3%
                               CAPITAL GOODS 6.6%
                                RETAIL TRADE 6.3%
                              BASIC MATERIALS 1.7%
                                CASH & OTHER 1.7%
                               TRANSPORTATION 1.4%

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.7%
Airgas Inc. ...................   204,977  $     1,947(a)
Barrick Gold Corp. ............   708,102       12,525
Du Pont de Nemours (E.I.) & Co.   149,074        9,820
Mead Corp. ....................   189,777        8,243
Newmont Mining Corp. ..........   782,639       19,175
PPG Industries Inc. ...........   298,148       18,653
Rayonier Inc. .................   234,792       11,343
                                                81,706

CAPITAL GOODS -- 6.6%
Boeing Co. ....................   126,713        5,267
Deere & Co. ...................   156,528        6,789
Dover Corp. ................... 1,460,925       66,289
Emerson Electric Co. ..........   790,011       45,327
General Dynamics Corp. ........   171,435        9,043
Hubbell Inc. (Class B) ........   893,842       24,357
Martin Marietta Materials Inc.    497,162       20,384
Masco Corp. ...................   342,870        8,700
Molex Inc. (Class A) ..........   827,361       37,438
Textron Inc. ..................   670,833       51,445
United Technologies Corp. .....   469,583       30,523
Waste Management Inc. ......... 1,140,416       19,601
                                               325,163

[ICON OMITTED] CONSUMER - CYCLICAL -- 9.8%
AT&T Corp. - Liberty Media
   Group (Class A) ............ 1,080,787       61,335(a)


                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
Carnival Corp. ................   260,880 $     12,473
Catalina Marketing Corp. ......   242,245       28,040(a)
Comcast Corp. (Class A) ....... 1,043,518       52,763
Ford Motor Co. ................   275,787       14,737
Gannett Inc. ..................   629,092       51,310
Harman International
  Industries Inc. .............    67,083       3,7657
Interpublic Group Cos. Inc. ... 1,061,867       61,256
Knight-Ridder Inc. ............   327,963       19,514
McDonald's Corp. .............. 1,088,240       43,870
NTL Inc. ......................   527,721       65,833(a)
Time Warner Inc. ..............   274,296       19,869
United Parcel Service
  Inc. (Class B) ..............   121,197        8,363
Walt Disney Co. ............... 1,060,392       31,017
Xerox Corp. ...................   372,685        8,455
                                               482,600

CONSUMER - STABLE -- 4.9%
Anheuser Busch Cos. Inc. ......   442,869       31,388
Avon Products Inc. ............   348,088       11,487
Bestfoods .....................   186,248        9,790
Colgate-Palmolive Co. .........    95,407        6,201
General Mills Inc. ............   335,417       11,991
Gillette Co. ..................   111,806        4,605
Heinz (H.J.) Co. ..............   238,518        9,496
Pepsico Inc. .................. 1,312,383       46,262
Philip Morris Cos. Inc. .......   299,639        6,948
Procter & Gamble Co. ..........   477,037       52,265
Ralston Purina Co. ............ 1,174,907       32,751
Sara Lee Corp. ................   893,732       19,718
                                               242,902

ENERGY -- 7.3%
Anadarko Petroleum Corp. ......   219,884        7,503
Baker Hughes Inc. .............   380,139        8,007
BP Amoco PLC ADR ..............   163,981        9,726
Burlington Resources Inc. .....   374,176       12,371
Chevron Corp. .................   149,074       12,913
Conoco Inc. (Class B) .........   581,389       14,462
Exxon Mobil Corp. ............. 1,641,371      132,233
Halliburton Co. ...............   499,398       20,101
Nabors Industries Inc. ........   186,343        5,765(a)
Royal Dutch Petroleum  Co. ADR    676,796       40,904
Schlumberger Ltd. .............   814,689       45,826
Texaco Inc. ...................   149,074        8,097
Transocean Sedco Forex Inc. ...   157,724        5,313

---------
See Notes to Schedules of Investments and Financial Statements.

          GE S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
Unocal Corp. ..................   764,004  $    25,642
USX-Marathon Group ............   523,250       12,918
                                               361,781

[ICON OMITTED]  FINANCIAL -- 11.6%
American Express Co. ..........   275,787       45,849
Associates First Capital
  Corp. (Class A) .............   961,527       26,382
AXA Financial Inc. ............   368,958       12,498
Bank of America Corp. .........   922,023       46,274
Bank of New York Inc. .........   165,472        6,619
Chase Manhattan Corp. .........   414,426       32,196
Citigroup Inc. ................ 3,119,001      173,299
Countrywide Credit
  Industries Inc. .............   130,440        3,294
Federal National
  Mortgage Assoc. ............. 1,090,476       68,087
FleetBoston Financial Corp. ...   659,652       22,964
Goldman Sachs Group Inc. ......   171,435       16,147
Morgan Stanley, Dean
  Witter & Co. ................   428,588       61,181
PNC Bank Corp. ................   223,611        9,951
State Street Corp. ............   206,617       15,096(h)
United States Bancorp. ........   484,491       11,537
Wells Fargo & Co. .............   576,916       23,329
                                               574,703

[ICON OMITTED]  HEALTHCARE-- 11.6%
Abbott Laboratories ........... 1,024,883       37,216
Allergan Inc. .................   149,074        7,417
American Home Products Corp. ..   246,717        9,730
Amgen Inc. ....................   521,759       31,338(a)
Bristol-Myers Squibb Co. ...... 1,257,439       80,712
Cardinal Health Inc. .......... 1,542,916       73,867
Dentsply International Inc. ...   208,704        4,931
Eli Lilly & Co. ...............   260,880       17,349
Henry Schein Inc. .............   383,866        5,110(a)
Johnson & Johnson .............   641,764       59,764
Lincare Holdings Inc. .........   406,227       14,091(a)
Merck & Co. Inc. .............. 1,680,064      112,669
Omnicare Inc. .................   156,528        1,878
Pfizer Inc. ...................   417,407       13,540
Pharmacia & Upjohn Inc. .......   547,847       24,653
Schering Plough Corp. .........   641,161       27,049
Shire Pharmaceuticals
  Group PLC ADR ...............    96,898        2,822(a)
Sybron International Corp. ....   559,028       13,801(a)


                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
Warner-Lambert Co. ............   100,625  $     8,245
Watson Pharmaceuticals Inc. ...   661,143       23,677(a)
                                               569,859

INSURANCE -- 3.8%
American International
  Group Inc. ..................   490,081       52,990
Berkshire Hathaway Inc.
  (Class B) ...................    14,442       26,429(a)
Chicago Title Corp. ...........    23,908        1,106
Chubb Corp. ...................   277,278       15,614
Hartford Financial Services
  Group Inc. ..................   335,417       15,890
Lincoln National Corp. ........   283,241       11,330
Loews Corp. ...................   212,430       12,892
Marsh & McLennan Cos. Inc. ....   199,759       19,114
Reliastar Financial Corp. .....   260,880       10,223
St. Paul Cos. Inc. ............   305,602       10,295
UnumProvident Corp. ...........   409,954       13,144
                                               189,027

RETAIL TRADE -- 6.3%
Costco Wholesale Corp. ........   178,461       16,285(a)
CVS Corp. .....................   499,920       19,966
Dayton Hudson Corp. ...........   950,955       69,836
Federated Department Stores Inc.  500,192       25,291(a)
Home Depot Inc. ...............   916,805       62,858
Lowes Cos. Inc. ...............   603,750       36,074
Sears Roebuck & Co. ...........    74,062        2,254
Wal-Mart Stores Inc. .......... 1,103,148       76,255
                                               308,819

[ICON OMITTED]  TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 14.7%
Analog Devices Inc. ...........   607,477       56,495(a)
Applied Materials Inc. ........   534,430       67,706(a)
Cisco Systems Inc. ............ 1,349,120      144,524(a)
Dell Computer Corp. ...........   421,134       21,478(a)
Hewlett Packard Co. ...........    89,444       10,191
Honeywell International Inc. .. 1,165,013       67,207
Intel Corp. ................... 1,379,680      113,565
International Business
  Machines Corp. ..............   354,051       38,237
Lucent Technologies Inc. ......   521,759       39,034
Nortel Networks Corp. .........   819,907       82,811
Pitney Bowes Inc. .............   635,055       30,681
Sun Microsystems Inc. .........   481,509       37,287(a)
Texas Instruments Inc. ........   149,074       14,442
                                               723,658

-------------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - SOFTWARE & SERVICES-- 9.5%
Automatic Data Processing Inc.    843,759  $    45,458
Computer Sciences Corp. .......   186,342       17,633(a)
EMC Corp. .....................   734,189       80,210(a)
Equifax Inc. .................. 1,852,244       43,644
First Data Corp. .............. 1,926,876       95,019
Microsoft Corp. ............... 1,240,361      144,812(a)
Reuters Group PLC ADR .........    52,176        4,216
Unisys Corp. .................. 1,232,789       39,372(a)
                                               470,364

TRANSPORTATION -- 1.4%
Burlington Northern
  Santa Fe Corp. ..............   894,444       21,690
Canadian Pacific Ltd. .........   596,296       12,858
Continental Airlines Inc.
  (Class B) ...................   368,958       16,372(a)
Delta Air Lines Inc. ..........   380,139       18,936
                                                69,856

[ICON OMITTED] UTILITIES -- 9.1%
Alltel Corp. ..................   111,806        9,245
AT&T Corp. ....................   566,481       28,749
Bell Atlantic Corp. ...........   357,778       22,026
CMS Energy Corp. ..............   447,222       13,948
Duke Energy Corp. .............   589,588       29,553
Edison International .......... 1,144,143       29,962
El Paso Energy Corp. ..........   596,296       23,144
FPL Group Inc. ................   186,343        7,978
Global Crossing Ltd. ..........   484,491       24,224(a)
GTE Corp. .....................   745,370       52,595
MCI WorldCom Inc. .............   335,417       17,798(a)
New Century Energies Inc. .....   529,213       16,075
SBC Communications Inc. ....... 1,666,647       81,249
Sprint Corp. ..................   485,981       32,713
Texas Utilities Co. ...........   231,065        8,217
U.S. WEST Inc. ................   342,870       24,687
Vodafone AirTouch PLC ADR .....   532,940       26,380
                                               448,543

TOTAL COMMON STOCK
   (COST $3,527,880) ..........              4,848,981

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------

CONVERTIBLE BOND -- 0.0%
--------------------------------------------------------------------------------
Ames Department Stores Inc.
   (COST $352) ................        79   $        0(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,528,232) ..........              4,848,981

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.7%
State Street Bank and Trust Co.
   2.80%        01/03/00
   (dated 12/31/99, proceeds
   $81,410 collateralized by
   $83,042 U.S. Treasury Bonds,
   8.125%, 08/15/19)
   (COST $81,410) .............    81,410       81,410

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ...................                  1,289
                                            ----------

NET ASSETS-- 100% .............             $4,931,680
                                            ==========

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE S&S PROGRAM MUTUAL FUND AT DECEMBER 31, 1999.

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------

Q&A


ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. ASSETS UNDER MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORFOLIO MANAGEMENT OF THE GE S&S LONG TERM INTEREST FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING 1999.

A. The U.S. bond market suffered its second worst year since 1973. Yields on 30-year Treasuries rose from 5.1% to 6.5%. Intermediate maturity bonds fared even worse as yields rose 1.8%. The end result was price depreciation that more than offset interest income producing a -0.83% total return for the Lehman Brothers Aggregate Bond Index.

The global economic crisis, which prompted the Federal Reserve to ease monetary policy 75 basis points in 1998, subsided in 1999. The pace of economic activity remained robust and rekindled fears of inflation. Low unemployment and rising real estate and stock market wealth buoyed consumer confidence and, in turn, consumer spending. Concerned that tight labor markets would lead to inflationary increases in wages, the Federal Reserve took back all of the 1998 easing in three 25 basis point steps between June and November. Many observers believe further tightening would have occurred had it not been for the uncertainty over how the century date change might affect financial markets.

In terms of sectors, mortgage backed securities performed the best, returning 1.86% due primarily to their shorter average duration and higher yield. Corporates lost 1.96%, while U.S. Treasuries and agencies declined 2.23%.


Q. HOW DID THE GE S&S LONG TERM INTEREST FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The GE S&S Long Term Interest Fund had a return of -0.92% while the Lehman Brothers Aggregate Bond Index returned -0.83%. Our Lipper peer group of 137 Intermediate U.S. Government Bond funds posted an average return of -1.73% for the same period.


Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The back-up in interest rates in the early part of the year cost us some relative performance until we adjusted downward our interest rate sensitivity (duration). On the plus side, our overweight in mortgage-backed securities and good security selection in the corporate sector impacted returns favorably.


Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Until we see a slowdown in the pace of economic activity, the market is at risk to more Fed tightenings and higher rates. Meanwhile global competition and increasing productivity should keep a lid on inflation. Once fears of an overheating economy subside, bond yields will look very attractive.

[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                  GE S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
        GE S&S LONG TERM      LB AGGREGATE
 '89       $10000.00           $10000.00
 '90        10939.80            10895.00
 '91        12693.24            12638.00
 '92        13571.20            13573.00
 '93        14901.80            14896.00
 '94        14529.04            14462.00
 '95        17192.98            17133.00
 '96        17919.70            17752.00
 '97        19627.54            19472.00
 '98        21294.70            21161.00
 '99        21098.09            20984.85

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999


                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------

GE S&S Long Term    (0.92)%     7.75%    7.75%

LB Aggregate        (0.83)%     7.73%    7.69%


                               INVESTMENT PROFILE
  A Fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund invests primarily in a diversified portfolio of investment grade debt securities, such as U.S. Government securities, mortgage-backed securities, asset-backed securities, corporate bonds, and money market instruments. The
        Fund may also invest to a lesser extent in high yield securities and foreign securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........    33       3       1

   Number of Funds in peer group: .......   137      92      25

   Peer group average total return: .....  (1.73)%  6.37%   6.47%

   Lipper categories in peer group: .....   INTERMEDIATE U.S. GOVERNMENT,
                                            INTERMEDIATE U.S. TREASURY


   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                   PERCENT OF
MOODY'S RATINGS +                  NET ASSETS
--------------------------------------------------------------------------------
Aaa                                     72.32%
--------------------------------------------------------------------------------
Aa                                       4.31%
--------------------------------------------------------------------------------
A                                        9.10%
--------------------------------------------------------------------------------
Baa                                      7.48%
--------------------------------------------------------------------------------
Ba                                       1.14%
--------------------------------------------------------------------------------
Other                                    0.01%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED STATISTICAL RATING
 ORGANIZATION.


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         GE S&S LONG TERM INTEREST FUND
                              [PIE CHART OMITTED]
                               ASSET BACKED 39.9%
                             CORPORATE NOTES 23.2%
                             U.S. TREASURIES 15.0%
                             FEDERAL AGENCIES 14.0%
                          SHORT TERM INVESTMENTS 7.9%

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ........... $  20,400   $   18,838
5.125%     10/15/08 ...........    13,820       12,110
6.625%     09/15/09 ...........    12,595       12,237
                                                43,185
Federal National Mortgage Assoc.
5.75%      04/15/03 ...........    11,680       11,344
5.125%     02/13/04 ...........    51,756       48,659
5.78%      05/05/04 ...........    15,110       14,425
6.99%      07/09/07 ...........    14,870       14,377
5.64%      12/10/08 ...........    13,365       11,967
6.04%      02/25/09 ...........    42,555       38,964
6.16%      08/07/28 ...........    25,090       21,973
6.00%      02/01/29 - 10/01/29     33,721       30,846
                                               192,555
Small Business Administration
6.55%      10/01/17 - 12/01/17      7,940        7,566
6.125%     01/01/18 ...........    14,445       13,423
                                                20,989
TOTAL FEDERAL AGENCIES
   (COST $380,749) ............                362,694

AGENCY MORTGAGE BACKED -- 30.7%
Federal Home Loan Mortgage Corp.
8.00%      05/01/27 ...........    16,472       16,631
6.50%      06/01/29 - 09/01/29     76,953       72,553
7.50%      11/01/09 ...........     2,796        2,821
7.50%      06/01/10 ...........    15,543       15,684
7.50%      09/01/12 ...........     7,837        7,896
9.00%      05/01/16 - 11/01/16      3,025        3,132
8.00%      08/01/24 ...........     1,417        1,433
8.00%      10/01/25 ...........       730          738
8.00%      11/01/26 ...........       968          978
8.00%      02/01/28 ...........     1,087        1,098
6.50%      04/01/29 - 05/01/29     23,247       21,918
6.00%      TBA ................    49,000       44,850(c)
6.50%      TBA ................    11,912       11,231(c)
7.00%      TBA ................   132,835      128,559(c)
                                               329,522
Federal National Mortgage Assoc.
6.50%      01/01/04 ...........       892          883
6.13%      12/17/04 ...........     5,979        6,009(d)
9.00%      02/01/09 - 06/01/09      8,346        8,747
7.50%      12/01/09 ...........    29,049       29,231
9.00%      05/01/10 ...........        16           16
7.00%      08/01/13 ...........     3,379        3,342

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 96.2%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 15.0%
U.S. Treasury Bonds
8.125%     08/15/19 ...........  $102,410     $116,699(j)
5.25%      02/15/29 ...........     8,920        7,376(j)
6.125%     08/15/29 ...........    33,830       32,249(i)
                                               156,324
U.S. Treasury Notes
5.25%      05/31/01 ...........    24,564       24,249(j)
5.875%     11/30/01 ...........    26,265       26,097(i)
6.625%     03/31/02 ...........    10,720       10,794(j)
5.875%     11/15/04 ...........    33,340       32,689
7.00%      07/15/06 ...........    39,690       40,651(j)
6.00%      08/15/09 ...........    43,590       42,228(i)
                                               176,708
U.S. Treasury STRIPS
6.83%      08/15/11 ...........    74,019       33,716(d,j)
6.84%      02/15/12 ...........    46,285       20,357(d,j)
                                                54,073
TOTAL U.S. TREASURIES
   (COST $406,085) ............                387,105

FEDERAL AGENCIES -- 14.0%
Federal Home Loan Bank
5.625%     03/19/01 ...........    15,760       15,590
5.875%     08/15/01 ...........    59,715       59,174
5.25%      04/25/02 ...........    17,735       17,200
5.75%      04/15/08 ...........    15,210       14,001
                                               105,965

------------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
9.00%      09/01/13 ............$     457   $      473
9.00%      01/01/14 - 08/01/14 .    3,390        3,535
7.50%      02/01/14 ............   18,922       19,040
9.00%      05/01/15 - 12/01/15 .      126          130
9.00%      04/01/16 - 10/01/16 .    4,518        4,754
9.00%      01/01/17 - 12/01/17 .    6,348        6,616
8.00%      12/01/17 ............    7,605        7,728
9.00%      03/01/18 - 05/01/18 .      181          189
7.50%      12/01/18 ............    4,025        4,006
9.00%      02/01/19 - 09/01/19 .    2,139        2,232
9.00%      02/01/21 - 06/01/21 .      135          141
9.00%      03/01/22 - 12/01/22 .    7,408        7,728(g)
7.50%      12/01/23 ............   17,044       16,938
7.00%      08/01/27 - 12/01/27 .   70,062       67,793
7.00%      01/01/28 - 07/01/28 .   12,167       11,765
6.50%      01/01/29 - 03/01/29 .   43,859       41,323
6.50%      TBA .................   40,483       39,065(c)
                                               281,684
Government National Mortgage Assoc.
7.00%      03/15/12 ............   23,392       23,151
9.00%      11/15/16 ............    8,338        8,797
9.00%      01/15/17 ............    2,460        2,593
8.50%      10/15/17 ............    8,782        9,101
9.00%      11/15/17 ............    7,691        8,102
9.00%      04/15/18 - 11/15/18 .    1,401        1,475
9.00%      07/15/19 - 12/15/19 .    3,013        3,169
6.375%     05/20/21 ............       12           12(e)
6.125%     11/20/21 ............       13           13(e)
9.00%      12/15/21 ............    1,259        1,325
7.50%      02/15/22 - 11/15/22 .    5,745        5,709
6.75%      08/20/23 - 09/20/23 .      240          241(e)
7.50%      11/15/23 ............      906          901
6.375%     01/20/24 - 04/20/24 .      333          333(e)
6.50%      01/15/24 - 12/15/24 .   19,168       18,173
6.75%      09/20/24 ............      117          118(e)
6.125%     10/20/24 - 11/20/24 .      120          117(e)
6.125%     10/20/25 ............      187          185(e)
7.00%      03/15/26 - 05/15/26 .    1,848        1,787
7.00%      01/15/27 - 12/15/27 .    7,462        7,214
6.50%      08/15/27 - 11/15/27 .      134          127
7.50%      12/15/27 ............      661          654
7.00%      01/15/28 - 04/15/28 .   12,889       12,447
7.50%      01/15/28 - 10/15/28 .   41,400       40,966
7.50%      02/15/28 ............      162          161(b)
6.50%      03/15/28 - 04/15/28 .   27,708       26,001
8.00%      TBA .................    8,921        9,010(c)
                                               181,882

TOTAL AGENCY MORTGAGE BACKED
   (COST $815,926) .............               793,088




                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
Collateralized Mortgage Obligation Trust
5.72%      09/01/15 ............ $    987  $       875(d,f)
5.73%      11/01/18 ............    3,460        2,500(d,f)
                                                 3,375
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 ............    3,218        3,242
5.75%      06/15/23 ............    6,335        5,988
                                                 9,230
Federal National Mortgage Assoc.
14.34%     04/01/17 ............    2,679          727(d,g)
8.50%      01/01/18 ............      483          129(g)
6.00%      03/25/19 ............   18,507       16,673
7.00%      06/18/20 ............    1,413        1,408(b)
8.00%      10/25/20 ............    3,239        3,261
9.00%      05/25/22 ............    3,061          870(g)
8.50%      07/25/22 ............    5,636        1,551(g)
                                                24,619
Federal National Mortgage Assoc. REMIC
6.171%     05/25/14 ............    3,354        3,238
8.50%      03/01/17 ............    1,327          354(g)
6.24%      12/25/22 ............    3,031        2,189(d,f)
                                                 5,781

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $47,044) ..............                43,005

ASSET BACKED -- 4.1%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ............    2,072        2,031
Chase Credit Card Master Trust
6.00%      08/15/05 ............    2,569        2,498
Citibank Credit Card  Master Trust I
5.75%      01/15/03 ............      829          821
5.50%      02/15/06 ............    5,544        5,232
Discover Card Master Trust I
6.552%     08/18/03 ............    8,260        8,257
5.75%      10/16/03 ............    4,097        4,037
5.30%      08/15/04 ............    3,291        3,181
5.60%      05/16/06 ............    9,599        9,119
Ford Credit Auto Loan  Master Trust
5.50%      02/15/03 ............    2,323        2,290

---------------
See Notes to Schedules of Investments and Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust
5.90%      06/15/02 .............  $5,072   $    5,028
6.65%      10/15/03 .............   1,000          973
5.80%      01/12/09 .............   5,040        4,467
Green Tree Financial Corp.
6.90%      04/15/18 .............   2,959        2,941
6.97%      04/01/31 .............   3,387        3,362
MBNA Master Credit Card Trust
6.60%      04/16/07 .............   5,123        5,037
MBNA Master Credit Card Trust II
6.632%     03/15/03 .............  29,000       29,027
6.722%     10/15/03 .............   4,750        4,763
6.687%     03/15/04 .............   5,280        5,293
Peco Energy Transport Trust
5.80%      03/01/07 .............   2,665        2,529
6.05%      03/01/09 .............   2,665        2,500
West Penn Funding LLC Transition Bonds
6.81%      09/25/08 .............   2,475        2,458

TOTAL ASSET BACKED
   (COST $107,783) ..............              105,844

CORPORATE NOTES -- 23.2%
Abbey National PLC
7.95%      10/26/29 .............   3,955        3,939
6.70%      06/29/49 .............   8,360        7,539
7.35%      10/29/49 .............   3,088        2,939(d)
Aetna Services Inc.
6.97%      08/15/36 .............   3,695        3,620
Allstate Corp.
7.20%      12/01/09 .............   3,350        3,257
Amerada Hess Corp.
7.875%     10/01/29 .............   5,350        5,218
American Airlines Inc.
6.855%     04/15/09 .............   3,355        3,296
Armstrong World Industries Inc.
7.45%      05/15/29 .............   3,200        2,840
Associates Corporation of North America
6.375%     10/15/02 .............   6,700        6,589
5.75%      11/01/03 .............   2,740        2,613
AT&T Capital Corp.
6.60%      05/15/05 .............   2,600        2,500
AT&T Corp.
6.50%      03/15/29 .............   5,130        4,395
B.F. Goodrich Co.
6.45%      04/15/08 .............   2,150        1,970


                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Bank One Corp.
6.40%      08/01/02 .............  $5,995       $5,893
BCI US Funding Trust I
9.39%      12/29/49 .............   3,400        3,128(b,d)
Beckman Instruments Inc.
7.10%      03/04/03 .............   2,510        2,402
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 .............   6,514        7,055
Bellsouth Telecomm Inc.
6.375%     06/01/28 .............   5,075        4,274
Boston University
7.625%     07/15/97 .............   5,755        5,391
Brascan Ltd.
7.375%     10/01/02 .............   1,900        1,863
Bristol-Myers Squibb Co.
6.875%     08/01/97 .............   2,650        2,368
CIT Group Inc.
7.125%     10/15/04 .............   5,630        5,582
Cleveland Electric Co. Toledo Edison
7.19%      07/01/00 .............   2,550        2,547
Coastal Corp.
6.375%     02/01/09 .............   3,880        3,534
Columbia University Trustees New York
6.83%      12/15/20 .............   4,000        3,755
Conseco Inc.
6.40%      06/15/01 .............   5,000        4,848
8.70%      11/15/26 .............   4,144        3,699
Continental Cablevision Inc.
8.50%      09/15/01 .............   5,825        5,936
Corporacion Andina De Fomento
6.75%      03/15/05 .............   4,465        4,238
Crown Cork & Seal Co. Inc.
8.00%      04/15/23 .............   3,325        3,060
CSX Corp.
6.25%      10/15/08 .............   5,275        4,773
DaimlerChrysler AG
7.20%      09/01/09 .............   4,915        4,828
Delphi Automotive Systems Corp.
6.125%     05/01/04 .............   3,645        3,448
Dresdner Funding Trust I
8.151%     06/30/31 .............   2,745        2,575(b)
Du Pont de Nemours (E.I.) & Co.
6.75%      10/15/04 .............   2,235        2,206
6.875%     10/15/09 .............   2,235        2,165


------------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Duke Capital Corp.
7.25%      10/01/04 .............. $5,635       $5,514
Duke Energy Corp.
5.375%     01/01/09 ..............  3,900        3,373
Electronic Data Systems Corp.
6.85%      10/15/04 ..............  2,175        2,145
7.45%      10/15/29 ..............    850          824
Empresa Nacional De Electricidad
8.125%     02/01/97 ..............  5,000        4,048
EOP Operating LP
6.50%      01/15/04 ..............  3,630        3,462
FDX Corp.
7.85%      01/30/15 ..............  3,132        3,068
Federated Department Stores Inc.
6.125%     09/01/01 ..............  3,830        3,764
Ford Motor Credit Co.
6.70%      07/16/04 ..............  4,175        4,086
7.375%     10/28/09 ..............  8,080        7,977
7.45%      07/16/31 ..............  4,400        4,233
Fortune Brands Inc.
7.125%     11/01/04 ..............  3,125        3,103(b)
FPL Group Capital Inc.
7.375%     06/01/09 ..............  2,800        2,751
Fred Meyer Inc.
7.375%     03/01/05 ..............  2,670        2,623
Fujian International Trust
   & Investment Corp.
7.375%     08/25/07 ..............  1,030          381(b)
General Motors Acceptance Corp.
5.75%      11/10/03 ..............  2,690        2,561
6.15%      04/05/07 ..............  3,730        3,476
Georgia-Pacific Group
9.95%      06/15/02 ..............  2,530        2,669
Goldman Sachs Group L.P.
6.65%      05/15/09 ..............  2,150        2,001
Greenpoint Bank
6.70%      07/15/02 ..............  4,600        4,491
Guangdong International Trust
   & Investment Corp.
8.75%      10/24/16 ..............  2,660          133(a,b,k)
HCR Manor Care
7.50%      06/15/06 ..............  2,265        1,992
Heritage Media Corp.
8.75%      02/15/06 ..............  6,415        6,591
Household Finance Corp.
6.125%     07/15/12 ..............  1,915        1,864


                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Hydro-Quebec
8.05%      07/07/24 .............. $5,418       $5,722
8.25%      04/15/26 ..............  3,680        3,835
Israel Electric Corp. Ltd.
7.125%     07/15/05 ..............  2,295        2,197(b)
8.10%      12/15/96 ..............  4,545        3,818(b)
J.P. Morgan & Co.
6.00%      01/15/09 ..............  5,180        4,635
Korea Development Bank
6.625%     11/21/03 ..............  5,045        4,844
Kroger Co.
6.34%      06/01/01 ..............  2,142        2,120
LCI International Inc.
7.25%      06/15/07 ..............  4,060        3,904
Lehman Brothers Holdings Inc.
8.50%      08/01/15 ..............  5,425        5,540
7.50%      08/01/26 ..............  5,995        6,011
LG&E Capital Corp.
5.75%      11/01/01 ..............  4,790        4,685(b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 ..............  1,530        1,298
Lockheed Martin Corp.
7.95%      12/01/05 ..............  5,665        5,583
8.20%      12/01/09 ..............  3,360        3,343
8.50%      12/01/29 ..............  2,240        2,277
Lumbermens Mutual Casualty
8.30%      12/01/37 ..............  2,760        2,361(b)
MBNA Corp.
6.306%     04/22/03 ..............  3,250        3,134
MCI WorldCom Inc.
6.125%     04/15/02 ..............  5,550        5,460
6.40%      08/15/05 ..............  4,300        4,119
8.875%     01/15/06 ..............  4,600        4,828
Meditrust
7.114%     08/15/04 ..............  5,070        3,803
Merita Bank Ltd.
7.15%      12/29/49 ..............  5,375        5,194(b)
Merrill Lynch & Co. Inc.
5.71%      01/15/02 ..............  6,400        6,249
Monsanto Co.
5.75%      12/01/05 ..............  3,350        3,083(d)
6.60%      12/01/28 ..............  1,355        1,165(b)
Morgan Stanley Dean Witter & Co.
7.125%     01/15/03 ..............  6,540        6,535
5.625%     01/20/04 ..............  6,000        5,651
Nabisco Inc.
6.125%     02/01/33 ..............  4,510        4,305

----------
See Notes to Schedules of Investments and Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Natexis AMBS Co. LLC
8.44%      12/29/49 .............. $4,140       $3,902(b)
National Rural Utilities Cooperative
6.046%     04/15/03 ..............  3,000        2,902
5.50%      01/15/05 ..............  3,375        3,142
National Westminster Bank PLC
7.75%      04/29/49 ..............  4,654        4,472
New Jersey Economic Development Authority
7.425%     02/15/29 ..............  3,755        3,661
Newell Co.
6.35%      07/15/08 ..............  7,015        6,496
News America Holdings Inc.
8.15%      10/17/36 ..............  4,983        4,763
News America Inc.
7.625%     11/30/28 ..............  4,010        3,716
Noram Energy Corp.
6.375%     11/01/03 ..............  3,370        3,244
North Atlantic Energy Corp.
9.05%      06/01/02 ..............  4,820        4,885
Northrop-Grumman Corp.
8.625%     10/15/04 ..............  3,130        3,234
Occidental Petroleum Corp.
7.375%     11/15/08 ..............  3,325        3,238
Ontario Province of Canada
7.375%     01/27/03 ..............  5,580        5,638
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ..............  6,000        5,624(b)
5.625%     02/17/09 ..............  2,900        2,555(b)
Philip Morris Cos. Inc.
7.25%      09/15/01 ..............  3,260        3,237
7.20%      02/01/07 ..............  3,770        3,530
Phillips Petroleum Co.
9.375%     02/15/11 ..............  4,145        4,693
Pitney Bowes Credit Corp.
9.25%      06/15/08 ..............  3,900        4,336
Principal Financial Group
8.20%      08/15/09 ..............  3,055        3,108(b)
Procter & Gamble Co.
6.875%     09/15/09 ..............  2,650        2,589
9.36%      01/01/21 ..............  4,260        4,916
Quebec Province of Canada
7.50%      09/15/29 ..............  3,470        3,364
Raytheon Co.
6.75%      08/15/07 ..............  4,130        3,853


                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Rohm & Haas Co.
6.95%      07/15/04 .............. $2,180       $2,151
7.85%      07/15/29 ..............  2,240        2,247
Royal & Sun Alliance
  Insurance Group PLC
8.95%      10/15/29 ..............  4,325        4,417(b)
Safeway Inc.
7.50%      09/15/09 ..............  3,355        3,289
Sprint Capital Corp.
5.70%      11/15/03 ..............  2,925        2,775
6.875%     11/15/28 ..............  3,760        3,342
St. George Funding Co.
8.485%     12/29/49 ..............  5,830        4,790(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 ..............  2,525        2,651
SunAmerica Inc.
5.60%      07/31/97 ..............  8,380        5,763
Suntrust Bank Inc.
6.00%      01/15/28 ..............  3,760        3,433
Tele-Communications Inc.
9.80%      02/01/12 ..............  4,715        5,509
7.875%     08/01/13 ..............  2,500        2,538
Teleglobe Canada Inc.
7.20%      07/20/09 ..............  2,810        2,639
Tenet Healthcare Corp.
7.875%     01/15/03 ..............  5,055        4,903
Texas Utilities Co.
5.94%      10/15/01 ..............  6,215        6,109
Textron Inc.
6.375%     07/15/04 ..............  3,310        3,192
Time Warner Entertainment
  Co. L.P.
10.15%     05/01/12 ..............  6,438        7,543
Time Warner Pass-Through
  Asset Trust
6.10%      12/30/01 ..............  4,100        4,019(b)
Tosco Corp.
7.625%     05/15/06 ..............  2,240        2,213
Transamerica Capital
7.625%     11/15/37 ..............  6,800        6,204
TRW Inc.
6.625%     06/01/04 ..............  4,150        3,995
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ..............  4,650        4,816
TXU Eastern Funding Co.
6.45%      05/15/05 ..............  6,050        5,723
6.75%      05/15/09 ..............  2,600        2,383


------------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%      06/15/03 .............  $1,030      $   989
7.00%      06/15/28 .............   3,905        3,379
U.S. West Capital Funding Inc.
6.875%     08/15/01 .............   5,140        5,093(b)
6.125%     07/15/02 .............   1,595        1,556
6.875%     07/15/28 .............   2,450        2,143
Union Carbide Corp.
6.79%      06/01/25 .............   3,825        3,683
Union Oil Co. of California
7.35%      06/15/09 .............   2,630        2,559
United Illuminating Co.
6.25%      12/15/02 .............   1,300        1,253
United Parcel Service Inc.
8.375%     04/01/30 .............   3,300        3,524
US Airways Pass Through Trust
8.36%      07/20/20 .............   3,315        3,236
US West Communications Inc.
5.625%     11/15/08 .............   3,695        3,233
USA Networks Inc.
6.75%      11/15/05 .............   3,490        3,276
USA Waste Services Inc.
6.125%     07/15/01 .............   2,000        1,903(d)
USX Marathon Group
9.80%      07/01/01 .............   3,790        3,920
Viacom Inc.
7.75%      06/01/05 .............   9,650        9,713
Wal-Mart Stores Inc.
6.875%     08/10/09 .............   5,800        5,647
Walt Disney Co.
5.62%      12/01/08 .............   3,035        2,682
Westinghouse Electric Corp.
8.875%     06/01/01 .............   2,000        2,045
Williams Cos. Inc.
6.125%     02/15/12 .............   7,265        7,099
Yale University
7.375%     04/15/96 .............   7,539        7,136

TOTAL CORPORATE NOTES
   (COST $631,296) ..............              598,923

NON-AGENCY MORTGAGE BACKED SECURITIES -- 6.2%
Amresco Commercial Mortgage Funding Corp.
6.73%      06/17/29 .............   4,535        4,481
Asset Securitization Corp.
6.50%      02/14/41 .............   2,725        2,681


                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.
6.39%      11/18/08 ............$   8,979     $  8,362
Commercial Mortgage Acceptance Corp.
6.49%      05/15/08 ............    4,836        4,529
Credit Suisse First Boston
    Mortgage Securities Corp.
6.30%      11/15/08 ............    4,883        4,506
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ............   12,530       11,520(d)
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 ............    2,742        2,705(b)
First Union Commercial
    Mortgage Trust
6.07%      10/15/08 ............    6,943        6,329
First Union Lehman Brothers
    - Bank of America
6.56%      11/18/08 ............    1,620        1,525
First Union-Chase Commercial Mortgage
6.65%      04/15/09 ............    7,377        6,969
GMAC Commercial Mortgage
    Security Inc.
6.42%      08/15/08 ............    3,885        3,620
6.27%      08/15/23 ............   91,838        3,559(d)
GS Mortgage Securities Corp.
7.75%      05/19/27 ............    2,382        2,237(b)
6.86%      07/13/30 ............    8,178        8,088
Lehman Large Loan
6.79%      06/12/04 ............    4,502        4,451
Merrill Lynch Mortgage
    Investors Inc.
6.39%      02/15/30 ............    5,488        5,145
Mid-State Trust
7.54%      07/01/35 ............    2,187        2,058
Morgan Stanley Capital Inc.
6.86%      05/15/06 ............    7,341        7,245(b)
6.52%      01/15/08 ............    1,295        1,224
6.21%      09/15/08 ............    2,981        2,751
9.82%      10/15/18 ............   69,659        3,320(b,d)
9.74%      04/15/23 ............   44,654        1,786(d)
6.01%      11/15/30 ............    5,754        5,470
6.48%      11/15/30 ............    5,007        4,705
Nationslink Funding Corp.
6.001%     11/20/07 ............    3,534        3,361
6.476%     07/20/08 ............    5,596        5,259

--------------
See Notes to Schedules of Investments and Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Sawgrass Finance REMIC Trust
6.45%      01/20/06 ............. $10,944    $  10,924
Structured Asset Securities Corp.
8.389%     04/25/27 .............   9,504        9,789
7.21%      02/25/28 .............  45,691        2,342(d)
Vornado Finance Corp.
6.36%      12/01/00 .............  20,814       20,749(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $167,415) ..............              161,690

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
BlackRock Capital Finance
7.22%      11/25/28 .............  16,758       15,988(b)
7.25%      11/25/28 .............   9,973        5,685(b)
Salomon Brothers Mortgage Securities Inc.
7.00%      07/25/24 .............  14,228       12,316

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $40,377) ...............               33,989

TOTAL BONDS AND NOTES
   (COST $2,596,675) ............            2,486,338


                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
Centaur Funding Corp.
   (Series B), 9.08% ............   5,135    $   5,187(b)
Home Ownership Funding, 13.331% .   6,270        4,981(b)
TCI Communications Inc., 10.00% . 148,000        3,820

TOTAL PREFERRED STOCK
   (COST $14,412) ...............               13,988

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,611,087) ............            2,500,326

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 15.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund .. 197,814      197,814

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal Farm Credit Bank
4.75%      01/13/00 ............. $75,000       74,881(d)
Federal Home Loan Mortgage Corp.
5.79%      01/11/00 .............  69,851       69,747(d)
4.76%      01/14/00 .............  22,000       21,962(d)
                                                91,709
International Bank for
   Reconstruction & Development
5.76%      01/12/00 .............  37,000       36,937(d)

TOTAL SHORT TERM INVESTMENTS
   (COST $401,341) ..............              401,341

OTHER ASSETS AND LIABILITIES,
    NET (12.3)% .................             (316,873)
                                            ----------

NET ASSETS-- 100% ...............           $2,584,794
                                            ==========

------------
See Notes to Schedules of Investments and Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The majority of the broad market returns is not available from the Funds' commencement of investment operations through December 31, 1999. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for a description of investment objectives, policies, risks and permissible investments.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $131,914 or 5.1% of net assets for the GE S&S Long Term Interest Fund. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Rate represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1999.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(i) All or a portion of security out on loan.

(j) At December 31, 1999 all or a portion of this security was pledged to cover collateral requirements for futures, options, or TBA's.

(k) At December 31, 1999, the security is in default. General Electric Investment Corporation has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The cost of the security was $2,762 and represents 0.00% of net assets of the GE S&S Long Term Interest Fund.

ABBREVIATIONS:
ADR       --  American Depositary Receipt
REMIC     --  Real Estate Mortgage Investment Conduit
STRIPS    --  Separate Trading of Registered Interest and Principal
              of Securities

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE S&S PROGRAM MUTUAL FUND                             1999          1998         1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................   $57.43        $53.06        $45.54          $41.19        $33.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................     0.75          0.87          0.87            0.97          1.00
   Net realized and unrealized
      gains (losses) on investments ...............    10.46         11.77         14.04            8.63         11.33
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..........................    11.21         12.64         14.91            9.60         12.33
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................     0.75          0.87          0.87            0.96          1.00
   Net realized gains .............................    13.34          7.40          6.52            4.29          3.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................    14.09          8.27          7.39            5.25          4.73
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ....................   $54.55        $57.43        $53.06          $45.54        $41.19
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) ...................................   19.74%        23.78%        33.07%          23.05%        36.77%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) .............................$4,931,680    $4,353,884    $3,658,804      $2,790,830    $2,314,537
   Ratios to average net assets:
      Net investment income ......................     1.17%         1.46%         1.60%           2.10%         2.48%
      Expenses ...................................     0.09%         0.09%         0.08%           0.12%         0.12%
   Portfolio turnover rate .......................       49%           32%           31%             36%           47%

-----------
See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE S&S LONG TERM INTEREST FUND                         1999          1998        1997           1996            1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............      $11.53         $11.55        $11.28         $11.59         $10.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................        0.70           0.74          0.76           0.77           0.80
   Net realized and unrealized
      gains (losses) on investments ...........       (0.80)          0.21          0.27          (0.31)          1.07
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................       (0.10)          0.95          1.03           0.46           1.87
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................        0.70           0.76          0.76           0.77           0.80
   Net realized gains .........................        0.03           0.21          0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................        0.73           0.97          0.76           0.77           0.80
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................      $10.70         $11.53        $11.55         $11.28         $11.59
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) ...............................      (0.92)%         8.49%         9.53%          4.23%         18.34%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period
   (in thousands) .............................  $2,584,794     $2,964,131   $2,818,779      $2,842,343     $3,096,022
   Ratios to average net assets:
      Net investment income ...................       6.35%          6.30%         6.70%          6.87%          7.18%
      Expenses ................................       0.13%          0.09%         0.11%          0.13%          0.11%
   Portfolio turnover rate ....................        201%           225%          218%           194%           314%


------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND ASSUME NO SALES CHARGE.


------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (AMOUNTS IN THOUSANDS)

                                                              GE S&S PROGRAM    GE S&S LONG TERM
                                                                MUTUAL FUND       INTEREST FUND
-------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (Cost $3,528,232 and $2,611,087, respectively) .......... $ 4,848,981      $  2,500,326
   Short term investments (at amortized cost) .................      81,410           401,341
   Cash .......................................................          32                --
   Receivable for investments sold ............................          --           106,131
   Income receivables .........................................       3,886            34,930
   Receivable for fund shares sold ............................         578                79
-------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................   4,934,887         3,042,807
-------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ......................           4             2,540
   Payable upon return of securities loaned ...................          --           104,588
   Payable for investments purchased ..........................          --           343,397
   Payable for fund shares redeemed ...........................       1,320             5,546
   Payable to General Electric Investment Corporation..........       1,883             1,942
-------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................       3,207           458,013
-------------------------------------------------------------------------------------------------
NET ASSETS .................................................... $ 4,931,680      $  2,584,794
-------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ............................................   3,610,960         2,751,051
   Undistributed net investment income ........................         519             2,158
   Accumulated net realized gain (loss) .......................        (548)          (57,654)
   Net unrealized appreciation on:
      Investments .............................................   1,320,749          (110,761)
      Written options .........................................          --                --
      Foreign currency related transactions ...................          --                --
-------------------------------------------------------------------------------------------------
NET ASSETS .................................................... $ 4,931,680      $  2,584,794
-------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par value, respectively)       90,408           241,581
Net asset value per share ..................................... $     54.55      $      10.70


-------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999 (AMOUNTS IN THOUSANDS)

                                                     GE S&S PROGRAM     GE S&S LONG TERM
                                                       MUTUAL FUND       INTEREST FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ...................................... $    55,011       $    2,641
      Interest .......................................       4,547          177,456*
      Less: Foreign taxes withheld ...................        (273)              --
-------------------------------------------------------------------------------------------
   TOTAL INCOME ......................................      59,285          180,097
-------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and Administration expenses ...........       2,659            1,781
      Shareholder servicing agent expenses ...........         507              504
      Transfer agent fees ............................         591              720
      Custody and accounting expenses ................         419              296
      Professional fees ..............................         129               94
      Registration, filing, printing and
        miscellaneous expenses .......................         121              102
-------------------------------------------------------------------------------------------
   TOTAL EXPENSES ....................................       4,426            3,497
-------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .............................      54,859          176,600
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments ....................................     973,917          (59,299)
      Written options ................................          --            2,647
      Foreign currency related transactions ..........         (25)              --
   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments ....................................    (189,407)        (144,709)
      Written options ................................           --             (38)
      Foreign currency related transactions ..........          (4)              --
-------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments ..........................     784,481         (201,399)
-------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...................... $   839,340       $  (24,799)
-------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, for the S&S Long term Interest Fund was $2,680.



------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (AMOUNTS IN THOUSANDS)

                                                       GE S&S PROGRAM            GE S&S LONG TERM
                                                        MUTUAL FUND                INTEREST FUND
-------------------------------------------------------------------------------------------------------
                                                    1999            1998          1999          1998
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income .................... $   54,859    $   58,158    $   176,600  $   180,662
      Net realized gain on investments,
         futures, written options and
         foreign currency related transactions .    973,892       494,247        (56,652)      69,770
      Net increase (decrease) in unrealized
         appreciation/depreciation .............   (189,411)      297,148       (144,747)     (19,668)
-------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ..    839,340       849,553        (24,799)     230,764
-------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ....................    (54,903)      (58,284)      (175,968)    (186,009)
      Net realized gains .......................   (972,262)     (493,417)        (6,134)     (53,358)
-------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................... (1,027,165)     (551,701)      (182,102)    (239,367)
-------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .............   (187,825)      297,852       (206,901)      (8,603)
-------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares .............    408,425       310,232        539,852      327,552
      Value of distributions reinvested ........    937,984       505,407        177,615      224,491
      Cost of shares redeemed ..................   (580,788)     (418,411)      (889,903)    (398,088)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions .......................    765,621       397,228       (172,436)     153,955
-------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....    577,796       695,080       (379,337)     145,352

NET ASSETS
   Beginning of year ...........................  4,353,884     3,658,804      2,964,131    2,818,779
-------------------------------------------------------------------------------------------------------
   End of year ................................. $4,931,680    $4,353,884    $ 2,584,794  $ 2,964,131
-------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
   INCOME, END OF YEAR ......................... $      519    $      588    $     2,158  $     1,526


CHANGES IN FUND SHARES
-------------------------------------------------------------------------------------------------------
Shares sold ....................................      6,530         5,321         48,877       28,060
Issued for distributions reinvested ............     17,351         8,776         16,060       19,327
Shares redeemed ................................     (9,289)       (7,234)       (80,525)     (34,188)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES .........     14,592         6,863        (15,588)      13,199
-------------------------------------------------------------------------------------------------------

-----------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS
The GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program ("Program"). The Program, through a trust, owns 59% of the GE S&S Program Mutual Fund and 71% of the GE S&S Long Term Interest Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price that day, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds. Security transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by General Electric Investment Corporation to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using proceeds of the sale of the collateral.

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily to U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FINANCIAL FUTURES CONTRACTS AND OPTIONS
The GE S&S Long Term Interest Fund may invest in financial futures contracts and purchase and write options, subject to certain limitations. The Fund may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other fund investments. The Fund's risks in using these contracts include changes in the value of the underlying instruments, nonperformance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The GE S&S Long Term Interest Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts, if any, appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. Certain Funds may utilize forward currency exchange contracts for speculative purposes. When a Fund enters into a forward foreign currency exchange contract for speculative purposes, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.



INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. As of December 31, 1999, the following Fund had a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


FUND                             AMOUNT              EXPIRES
-------------------------------------------------------------
GE S&S Long Term Interest Fund   $43,584               2007


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Fund below incurred and elected to defer losses at October 31, 1999 as follows:



FUND                           CURRENCY           CAPITAL
----------------------------------------------------------
GE S&S Long Term Interest Fund $    --            $12,806


DISTRIBUTIONS TO SHAREHOLDERS
GE S&S Long Term Interest Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, net realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded, net of non-reclaimable tax withholdings, on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All premiums and discounts on taxable bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method.


EXPENSES
Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Funds' investment adviser and reimbursed by the Funds.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

3.   LINE OF CREDIT

Effective December 1999, the Funds share a revolving credit facility, of up to $188,000,000, with a number of its affiliated mutual funds. The credit facility is with its custodial bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionately based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Fund Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its Disclosure Statement limitation, 20% of its net assets or $75 million. The credit facility was not utilized by the Funds during the period ended December 31, 1999.


4.   SECURITY LENDING
     (DOLLARS IN THOUSANDS)

At December 31, 1999, the GE S&S Long Term Interest Fund, which is the only fund that participated in securities lending, loaned securities having a value, including accrued interest, of approximately $102,905 and received $104,588 and $1,375 in cash and letters of credit, respectively, as collateral for loans.


5.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
During 1999, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, General Electric Investment Corporation, as investment adviser and for services it rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.


6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
     (DOLLARS IN THOUSANDS)
Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1999, were as follows:
                                                  NET
                        GROSS       GROSS     UNREALIZED
                     UNREALIZED   UNREALIZED  APPRECIATION
                    APPRECIATION DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------
GE S&S Program
   Mutual Fund       $1,532,032   $211,283    $1,320,749
GE S&S Long Term
   Interest Fund          2,880    113,641      (110,761)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1999.

7.   OPTIONS
     (CONTRACTS AND DOLLARS IN THOUSANDS)
During the year ended December 31, 1999, the following option contracts were written:
                          GE S&S LONG TERM INTEREST FUND
                          ------------------------------
                              NUMBER
                           OF CONTRACTS     PREMIUM
--------------------------------------------------------
Balance as of
   December 31, 1998           85,610       $  355
Written                     1,123,824        3,322
Closed and Expired           (975,389)      (2,907)
Exercised                    (234,045)        (770)
--------------------------------------------------------
Balance as of
   December 31, 1999               --       $   --
--------------------------------------------------------

8.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 1999, were as follows:

                             PURCHASES       SALES
----------------------------------------------------------
GE S&S Program
   Mutual Fund             $2,225,813        $2,380,807
GE S&S Long Term
   Interest Fund            5,522,645         5,617,279

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

[KPMG LLP LOGO OMITTED]

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE GE S&S MUTUAL FUNDS:


We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (the "Funds"), including the schedules of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG LLP

New York, New York
February 4, 2000

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

During the year ended December 31, 1999, the following GE S&S Funds paid to shareholders of record on December 27, 1999 the following long-term capital gain dividends:

FUND                                                 PER SHARE AMOUNT
----------------------------------------------------------------------
GE S&S Program Mutual Fund                             $12.80822
GE S&S Long Term Interest Fund                         $ 0.00453

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the GE S&S Short Term Interest Fund and GE S&SMoney Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         GE S&S SHORT TERM INTEREST FUND

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 99.7%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 34.5%
U.S. Treasury Notes
4.875%     03/31/01 ............  $29,715    $  29,255
5.25%      05/31/01 ............    1,263        1,247
5.75%      06/30/01 ............   32,300       32,093
5.50%      07/31/01 ............    9,450        9,348
5.625%     09/30/01 ............   47,800       47,322
5.875%     10/31/01 - 11/30/01 .   73,795       73,333
6.625%     03/31/02 ............   36,271       36,520
6.50%      05/31/02 ............   20,000       20,097
5.875%     09/30/02 ............   33,450       33,110
5.75%      11/30/02 ............   15,637       15,407
TOTAL U.S. TREASURIES
   (COST $301,978) .............               297,732

FEDERAL AGENCIES -- 14.9%
Federal Home Loan Bank
5.625%     03/19/01 ............   15,155       14,991
6.00%      11/15/01 ............   51,025       50,427
5.25%      04/25/02 ............   39,500       38,309
                                               103,727
Federal National Mortgage Assoc.
9.00%      03/01/11 ............   24,197       25,045
TOTAL FEDERAL AGENCIES
   (COST $130,754) .............               128,772

AGENCY MORTGAGE BACKED -- 19.7%
Federal Home Loan Mortgage Corp.
8.00%      08/01/03 ............    6,671        6,733
5.929%     05/25/06 ............    6,816        6,729
7.50%      12/01/06 ............    1,024        1,026
6.00%      12/01/08 ............      603          586
                                                15,074
Federal National Mortgage Assoc.
5.625%     03/15/01 ............   69,641       68,999
6.00%      05/01/01 ............      134          132
6.59%      09/01/02 ............    9,191        9,111
6.554%     09/17/04 ............    1,027        1,026
7.11%      11/17/06 ............    2,743        2,734
9.00%      08/01/10 ............   10,953       11,473
7.00%      06/18/20 ............      432          430(b)
                                                93,905

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. REMIC
9.04%      11/25/06 ............   $   56      $    56(d,f)
6.171%     05/25/14 ............   11,199       10,811
                                                10,867
Government National Mortgage Assoc.
9.00%      08/15/09 - 12/15/09 .   27,229       28,467(j)
9.50%      12/15/09 ............   19,972       21,296(j)
                                                49,763
TOTAL AGENCY MORTGAGE BACKED
   (COST $172,601) .............               169,609

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
Federal Home Loan Mortgage Corp. REMIC
33.73%     09/15/05 ............        8           50(g)
30.66%     07/15/06 ............       16          198(g)
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $12) ..................                   248

ASSET BACKED -- 15.1%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ............    1,976        1,937
American Express Master Trust
5.375%     07/15/01 ............    4,208        4,174
AT&T Universal Card Master Trust
5.95%      10/17/02 ............   14,290       14,223
Capital Asset Research Funding L.P.
6.40%      12/15/04 ............    1,449        1,441
Capital Auto Receivables Asset
5.58%      06/15/02 ............    2,000        1,958
Carco Auto Loan Master Trust
5.65%      03/15/03 ............    9,734        9,627
Chemical Master Credit Card Trust I
5.55%      09/15/03 ............   12,650       12,500
CIT RV Trust
5.78%      07/15/08 ............    9,740        9,548
Citibank Credit Card Master Trust I
5.85%      04/10/03 ............    4,700        4,646
Discover Card Master Trust I
5.80%      09/16/03 ............    7,000        6,930
5.75%      10/16/03 ............    9,688        9,546
5.30%      08/15/04 ............    9,689        9,365
5.90%      10/15/04 ............    9,734        9,506
Green Tree Financial Corp.
6.90%      04/15/18 ............    4,188        4,163
MBNA Master Credit Card Trust
6.723%     10/15/03 ............    3,000        3,008
Premier Auto Trust
5.77%      01/06/02 ............    9,750        9,723(d)
5.78%      04/08/03 ............    9,300        9,117
6.27%      04/08/03 ............    6,977        6,931



-------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

     GE S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
Provident Bank Home Equity Loan Trust
7.18%      04/21/13 .............. $2,330     $  2,294

TOTAL ASSET BACKED
   (COST $132,907) ...............             130,637

CORPORATE NOTES -- 12.9%
Bank One Corp.
6.40%      08/01/02 ..............  2,900        2,851
California Infrastructure
6.16%      06/25/03 ..............  9,734        9,682
Carnival Corp.
5.65%      10/15/00 ..............  4,000        3,963
Cleveland Electric Co. Toledo Edison
7.19%      07/01/00 ..............  5,805        5,798
Conseco Inc.
6.40%      06/15/01 ..............  3,480        3,374
Electronic Data Systems Corp.
6.85%      05/15/00 ..............  3,000        3,007(b)
Federated Department Stores Inc.
6.125%     09/01/01 ..............  4,480        4,403
Fleet Credit Card LLC
6.45%      10/30/00 ..............  9,750        9,716
Ford Motor Credit Corp.
5.65%      10/15/01 ..............  5,374        5,363(d)
6.50%      02/28/02 ..............  6,000        5,937
Georgia-Pacific Group
9.95%      06/15/02 ..............  1,545        1,630
Korea Development Bank
9.60%      12/01/00 ..............  3,000        3,049
Kroger Co.
6.34%      06/01/01 ..............  1,930        1,910
LG&E Capital Corp.
5.75%      11/01/01 ..............  1,525        1,491(b)
MCI WorldCom Inc.
6.125%     08/15/01 ..............  4,950        4,897
Merrill Lynch & Co.
5.71%      01/15/02 ..............  4,575        4,467
Monsanto Co.
5.375%     12/01/01 ..............  9,175        8,915(b)
Morgan Stanley Dean Witter & Co.
7.125%     01/15/03 ..............  4,400        4,397
Niagara Mohawk Power Corp.
9.50%      06/01/00 ..............  2,000        2,022
Petroleos Mexicanos
7.60%      06/15/00 ..............  4,000        3,997(b)
Raytheon Co.
5.95%      03/15/01 ..............  3,750        3,689


                                 PRINCIPAL
                                    AMOUNT       VALUE
--------------------------------------------------------------------------------
Time Warner Pass-Through Asset Trust
6.10%      12/30/01 .............$  2,140     $  2,098(b)
Tyco International Ltd.
6.50%      11/01/01 .............   8,725        8,588
US West Capital Funding Inc.
6.875%     08/15/01 .............   1,700        1,684(b)
USA Waste Services Inc.
6.125%     07/15/01 .............   4,000        3,807
Westinghouse Electric Corp.
8.875%     06/01/01 .............     900          920

TOTAL CORPORATE NOTES
   (COST $113,342) ..............              111,655

NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.6%
Asset Securitization Corp.
6.50%      02/14/41 .............  10,660       10,487
DLJ Mortgage Acceptance Corp.
6.783%     02/08/00 .............     613          613(b)
GS Mortgage Securities Corp.
6.94%      07/13/30 .............   8,239        8,171
Lehman FHA Title I Loan Trust
7.30%      05/25/17 .............     902          901
Vornado Finance Corp.
6.36%      12/01/00 .............   2,000        1,994(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $22,638) ...............               22,166

TOTAL INVESTMENTS IN SECURITIES
   (COST $874,232) ..............              860,819

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,636) ................   1,636        1,636

OTHER ASSETS AND LIABILITIES, NET 0.1%             830
                                              --------

NET ASSETS-- 100% ...............             $863,285
                                              ========

--------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                            GE S&S MONEY MARKET FUND

                              PRINCIPAL       AMORTIZED
                                 AMOUNT           COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 102.2%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 33.5%

U.S. AGENCIES
Federal Agricultural Mortgage Corp.
5.65%      01/18/00 ............. $11,955      $11,924
Federal Farm Credit Bank
5.58%      02/22/00 .............  21,592       21,423
Federal Home Loan Bank
5.55%      02/04/00 .............  67,000       66,653
5.64%      02/23/00 .............  74,690       74,078
5.60%      02/25/00 .............  50,000       49,584
5.59%      03/15/00 .............  12,950       12,804
5.75%      04/12/00 .............  53,000       52,162
5.64%      05/05/00 .............  25,170       24,690
                                               279,971
Federal Home Loan Mortgage Corp.
5.35%      01/21/00 .............  54,898       54,739
5.32%      01/27/00 .............   5,700        5,679
5.37%      04/13/00 .............   5,600        5,516
                                                65,934
Federal National Mortgage Assoc.
5.67%      01/21/00 .............  23,992       23,918
5.68%      02/07/00 .............   4,000        3,977
5.75%      04/10/00 .............  51,128       50,334
5.62%      04/17/00 .............  79,330       78,037
                                               156,266

U.S. TREASURIES
U.S. Treasury Notes
5.29%      03/31/00 .............  20,410       20,419
5.59%      05/31/00 .............  32,300       32,385
5.60%      06/30/00 .............  34,270       34,314
                                                87,118
TOTAL U.S. GOVERNMENTS
   (COST $622,636) ..............              622,636

COMMERCIAL PAPER -- 42.4%
Abbey National PLC
5.89%      02/29/00 .............  68,450       67,799
Bank of America
6.11%      01/07/00 .............  69,570       69,500
Bank of Nova Scotia
6.01%      03/15/00 .............  78,650       77,695
Credit Suisse
6.03%      01/10/00 .............  65,350       65,253

                                 PRINCIPAL     AMORTIZED
                                   AMOUNT           COST
--------------------------------------------------------------------------------
Deutsche Bank AG
6.08%      01/14/00 .............$ 82,000    $  82,000
First Union Corp.
6.00%      01/31/00 .............  69,370       69,023
Halifax Building Society
6.87%      02/22/00 .............  84,730       84,023
Merrill Lynch & Co. Inc.
5.92%      02/04/00 .............  96,820       96,285
Morgan (J.P.) & Co. Inc.
6.07%      01/14/00 .............  66,000       65,858
Morgan Stanley Dean Witter
6.02%      01/12/00 .............  69,500       69,374
UBS Finance Delaware Inc.
6.03%      03/30/00 .............     860          847
World Bank
5.54%      01/31/00 .............  42,500       42,306

TOTAL COMMERCIAL PAPER
   (COST $789,963) ..............              789,963

YANKEE CERTIFICATES OF DEPOSIT -- 22.3%
Bayerische Hypotheken Bank
6.06%      01/10/00 .............  50,000       50,000
6.09%      01/28/00 .............  63,300       63,300
Canadian Imperial Bank of Commerce
4.875%     01/03/00 .............   2,860        2,860
Dresdner Bank AG
5.81%      02/28/00 ............. 104,350      103,374
Rabobank USA Financial Corp.
4.50%      01/03/00 .............  22,570       22,570
Royal Bank of Canada
4.75%      01/03/00 .............  75,370       75,370
Societe Generale North America Inc.
5.91%      02/25/00 .............  98,560       97,685

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $415,159) ..............              415,159

TIME DEPOSIT -- 4.0%
Republic National Bank New York New York
   (COST $75,130) ...............  75,130       75,130

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,902,888) ............            1,902,888

OTHER ASSETS AND LIABILITIES,
     NET (2.2)% .................              (40,916)
                                            ----------

NET ASSETS-- 100% ...............           $1,861,972
                                            ==========

-----------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
INVESTMENT AT $100 PER MONTH
The first table illustrates the cumulative value at each year of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 1997, in GE Common Stock ("Stock"), GE S&S Program Mutual Fund ("Program Mutual Fund"), GE S&S Long-Term Interest Fund ("LT Interest Fund"), GE S&S Short-Term Interest Fund ("ST Interest Fund"), GE S&S Money Market Fund ("Money Market Fund"), U.S. Savings Bonds ("Bonds") and GE Institutional International Equity Fund ("International Equity Fund").


                    VALUE OF INVESTMENT OF $100 PER MONTH (A)
                      Investment Beginning January 1, 1997

                                             STOCK                  PROGRAM MUTUAL FUND           LT INTEREST FUND
                                  -------------------------    -------------------------     -------------------------
                    CUMULATIVE                 MARKET VALUE                        VALUE                         VALUE
                        AMOUNT                    INCLUDING                    INCLUDING                     INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED      DIVIDENDS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DIVIDENDS (C)        (D) (E)  DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
----------------------------------------------------------------------------------------------------------------------
1997 ...............    $1,200           $13         $1,457          $ 153        $1,490           $ 45         $1,268
1998 ...............     2,400            37          3,489            521         3,541            222          2,629
1999 ...............     3,600            92          6,988          1,512         6,619            433          3,807


                                       ST INTEREST FUND              MONEY MARKET FUND
                                  -------------------------    -------------------------
                    CUMULATIVE                        VALUE                        VALUE
                        AMOUNT                    INCLUDING                    INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED
ENDED                  IN EACH    REINVESTED       INTEREST     REINVESTED      INTEREST
DEC. 31                  MEDIA      INTEREST        (D) (F)       INTEREST       (D) (F)
----------------------------------------------------------------------------------------
1997 ...............    $1,200          $ 43         $1,246           $ 37        $1,237
1998 ...............     2,400           162          2,574            142         2,542
1999 ...............     3,600           348          3,886            312         3,912


                                             BONDS             INTERNATIONAL EQUITY FUND
                                  -------------------------   --------------------------
                    CUMULATIVE                   REDEMPTION                        VALUE
                        AMOUNT                        VALUE                    INCLUDING
AT YEAR              INVESTED     CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED
ENDED                  IN EACH       ACCRUED        ACCRUED     REINVESTED DISTRIBUTIONS
DEC. 31                  MEDIA      INTEREST   INTEREST (B)  DISTRIBUTIONS   (D) (F) (G)
-----------------------------------------------------------------------------------------
1997 ...............    $1,200          $ 36         $1,236            N/A           N/A
1998 ...............     2,400           131          2,531           $ 55        $1,536
1999 ...............     3,600           276          3,876            164         3,430

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

NOTES:
(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments. Past performance is no guarantee of future results.

(b) The redemption value assumes the bonds are held longer than five years and does not include the 3-month interest penalty that would be applied if the bonds were redeemed before five years.

(c) Cumulative reinvested dividends assumes that dividends on GE Common Stock were not paid out to participant under the S&S dividend Payout Option.

(d) Cumulative values include the year-end market value of Stock and the share price of Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund and International Equity Fund purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions per unit were paid as follows:


                     PROGRAM            LT          INTERNATIONAL
                     MUTUAL          INTEREST          EQUITY
                      FUND             FUND             FUND
-----------------------------------------------------------------
1997 .............   $ 6.52            $  --            $  --
1998 .............     7.41             0.21             0.35
1999 .............    13.34             0.03             0.41

(e) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.

(f) The value of ST Interest Fund, Money Market Fund, Program Mutual Fund, LT Interest Fund and International Equity Fund shares are based on the Share Price as of year-end. Share Price, which is equal to the net asset value per share, is determined in accordance with Section III of Rules of the Funds, which is contained in the GE S&S Program Plan Document.

(g) The International Equity Fund became available as an investment option for the Program on June 30, 1999. Value of Investment of $100 Per Month in 1997 for the GE Institutional International Equity Fund presented in the table on page 34 is from January 1st of the year following its inception. Had investments of $100 per month been made from the commencement of the GE Institutional International Equity Fund (November 25, 1997) to December 31, 1997, the value at the end of December 31, 1997 would be $203. Performance information for periods prior to 1999 is provided only for comparative purposes. Performance information for 1997 presented in the Value of Investment of $1,000 table on page 36 is for the period from commencement of operations of the GE Institutional International Equity Fund (November 25,
    1997) to December 31, 1997 and is not annualized.

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

$1,000 INVESTMENT

This table illustrates the value at year-end of an assumed investment of $1,000 made on January 1, 1997 in Stock, Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund, Bonds and International Equity Fund.


                          VALUE OF INVESTMENT OF $1,000
                       Investment Made on January 1, 1997

                           STOCK                PROGRAM MUTUAL FUND           LT INTEREST FUND
                -------------------------    -------------------------     -------------------------
                                   MARKET                        VALUE                         VALUE
                                    VALUE                    INCLUDING                     INCLUDING
AT YEAR         CUMULATIVE      INCLUDING      CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED           REINVESTED     REINVESTED      REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31      DIVIDENDS (C) DIVIDENDS (D)(E) DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
---------------------------------------------------------------------------------------------------------
1997 ........          $22         $1,509           $162        $1,331          $  70         $1,095
1998 ........           47          2,128            370         1,647            144          1,188
1999 ........           76          3,269            774         1,972            216          1,175

                                       ST INTEREST FUND            MONEY MARKET FUND
                                  -------------------------    -------------------------
                                                      VALUE                        VALUE
                                                  INCLUDING                    INCLUDING
AT YEAR                           CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED
ENDED                             REINVESTED       INTEREST     REINVESTED      INTEREST
DEC. 31                             INTEREST        (D) (F)       INTEREST       (D) (F)
------------------------------------------------------------------------------------------
1997 ........                           $ 67         $1,069           $ 57        $1,057
1998 ........                            134          1,143            116         1,116
1999 ........                            200          1,182            175         1,175

                                             BONDS             INTERNATIONAL EQUITY FUND
                                  -------------------------    -------------------------
                                                 REDEMPTION                        VALUE
                                                      VALUE                    INCLUDING
AT YEAR                           CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED
ENDED                                ACCRUED        ACCRUED     REINVESTED DISTRIBUTIONS
DEC. 31                             INTEREST   INTEREST (B)  DISTRIBUTIONS   (D) (F) (G)
-----------------------------------------------------------------------------------------
1997 ........                           $ 53         $1,053            $ 1        $1,027
1998 ........                            107          1,107             48         1,204
1999 ........                            158          1,158             99         1,588
-----------------------------------------------------------------------------------------

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

         Program Mutual Fund, LT Interest Fund and International Equity
             Fund Operating Expenses (as a percentage of average net
                  assets) for the year-ended December 31, 1999:

                                 PROGRAM            LT            INTERNATIONAL
                                 MUTUAL          INTEREST            EQUITY
                                  FUND             FUND               FUND
-------------------------------------------------------------------------------

Management Expenses ...........    0.06%            0.06%               0.75%*
Other Expenses ................    0.03%            0.07%               None**
                                 -------          -------             -------
Total Fund Operating Expenses .    0.09%            0.13%               0.75%
                                 =======          =======             =======

                The following expenses would be paid on a $1,000
                 investment utilizing the expense ratio's shown
                     above and assuming a 5% annual return:

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------
Program Mutual Fund ..........       $1        $ 3        $ 5      $12
LT Interest Fund .............        1          4          7       17
International Equity Fund ....        8         24         42       93

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

SEE PAGE 35 FOR EXPLANATION OF NOTES (B), (C), (D), (E) AND (F) AND (G).

*THE ADVISORY AND ADMINISTRATION FEE SHOWN IS THE MAXIMUM PAYABLE BY THE GE
 INSTITUTIONAL INTERNATIONAL EQUITY FUND; THIS FEE DECLINES INCREMENTALLY AS THE GE INSTITUTIONAL INTERNATIONALEQUITY FUND'S ASSETS INCREASE. THE FUND'S ADVISORY AND ADMINISTRATION FEE IS INTENDED TO BE AN "UNITARY" FEE THAT INCLUDES ANY OTHER OPERATING EXPENSES PAYABLE BY THE FUND, EXCEPT FOR FEES
 PAID TO THE FUND'S INDEPENDENT TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT
 ARE NOT NORMAL OPERATING EXPENSES OF THE FUND (SUCH AS EXTRAORDINARY EXPENSES, INTEREST AND TAXES.)
**"OTHER EXPENSES" INCLUDE ONLY TRUSTEES' FEES PAYABLE TO THE FUND'S INDEPENDENT
  TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUND. THIS AMOUNT IS LESS THAN .01%; THEREFORE "OTHER EXPENSES" ARE REFLECTED AS "NONE."

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

              GE SAVINGS AND SECURITY PROGRAM DISCLOSURE STATEMENT

   IN THE GE SAVINGS AND SECURITY PROGRAM (THE "PROGRAM"), YOU -- NOT GENERAL ELECTRIC COMPANY ("GE"), THE TRUSTEES OF THe PROGRAM (THE "TRUSTEES") OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS STRATEGY. AS A RESULT, THE FIDUCIARIES OF THE PROGRAM WILL NOT BE LIABLE FOR LOSSES OR OTHER INVESTMENT EXPERIENCE OCCURRING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CONTROL.



   THE PROGRAM IS DESIGNED TO COMPLY WITH SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA"), WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES OF FIDUCIARIES. UNDER SECTION 404(C) OF ERISA, THE FIDUCIARIES OF THE PROGRAM WILL BE RELIEVED OF LIABILITY FOR ANY LOSSES OR OTHER INVESTMENT EXPERIENCE WHICH ARE THE DIRECT AND NECESSARY RESULT OF YOUR INVESTMENT INSTRUCTIONS. THIS DOCUMENT CONSTITUTES PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF ERISA AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN ADDITIONAL INFORMATION AVAILABLE TO PARTICIPANTS OF THE PROGRAM, PLEASE REFER TO "ADDITIONAL INFORMATION" LATER IN THIS DISCLOSURE STATEMENT.

   The Program provides employees of GE and its participating affiliates an opportunity for convenient, regular and substantial personal savings. For more information about the Program, including how you can enroll, how much you can save, how you can switch your savings between investment options, and any restrictions on investments, please refer to the GE Benefits Handbook or, if you are no longer on the active payroll, the Saving for the Future booklet. A copy of these documents is available by calling 1-800-432-4313. A copy of the GE Benefits Handbook is also available at benefits.ge.com.

This Disclosure Statement provides information about the investment options (other than the GE Institutional International Equity Fund) available to participants of the Program to assist them in making informed investment decisions. Information about the GE Institutional International Equity Fund is available to participants in a separate prospectus, a copy of which may be obtained at benefits.ge.com or by calling 1-800-432-4313.


Participants may choose among one or more of the following investment options:

A. Common Stock of General Electric Company;

B. GE S&S Program Mutual Fund;

C. GE S&S Long-Term Interest Fund;

D. GE S&S Short-Term Interest Fund;

E. GE S&S Money Market Fund;

F. United States Savings Bonds (after-tax contributions only); and

G. GE Institutional International Equity Fund (which is described in a separate prospectus).

I. DESCRIPTION OF INVESTMENT OPTIONS

A. COMMON STOCK OF GENERAL ELECTRIC COMPANY ("GE COMMON STOCK")1

ASSET CLASS

Stocks

INVESTOR PROFILE
Participants who can tolerate the potential for a significant degree of price fluctuation and possible loss of capital. This investment option may be most useful for those participants who have intermediate- to long-term investment goals.

----------------
1 RESALE OF SHARES OF GE COMMON STOCK ACQUIRED PURSUANT TO THE PROGRAM:
Executive officers of GE may reoffer or resell the GE Common Stock acquired pursuant to the Program only in connection with a separate registration statement which has been declared effective under Federal securities laws or pursuant to an available exemption under those laws, including an exemption provided by Rule 144. Executive officers of GE who acquire GE Common Stock pursuant to the Program should consult the Corporate Counsel to determine whether their position within GE requires them to comply with the resale restrictions described above.

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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INVESTMENT OVERVIEW
This investment option provides participants with the opportunity to invest in shares of GE Common Stock and share in GE's long-term growth and dividend payouts.

PRINCIPAL RISKS
The principal risk of investing in GE Common Stock is STOCK MARKET RISK. An investment in the stock of any company, including GE, may be subject to greater market volatility than an investment alternative that holds a diversified portfolio of securities. The value of your investment may be worth more or less than your original investment. In addition, GE's Board of Directors may increase or decrease the rate of dividends paid on GE Common Stock at any time.

VOTING RIGHTS
Holders of GE Common Stock through the Program have the same voting rights as all other GE share owners. They will receive proxy statements, annual reports and other share owner information that is sent to all share owners. Participants who have mailboxes on GE's e-mail system may, however, receive instructions for accessing the proxy statement and annual report on GE's website, instead of receiving these documents in hard copy, unless they specifically request hard copies. There are no restrictions on the exercise of voting, tender or similar rights in connection with a participant's investment in GE Common Stock.

The policy of the Trustees is to keep information relating to GE Common Stock transactions and voting confidential. The Trustees are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information. The Trustees may be contacted c/o GE Asset Management, 3003 Summer Street, Stamford, CT 06904 Attn: S&SP Trustees or by phone at (203) 326-2300.

For the definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

B. GE S&S PROGRAM MUTUAL FUND ("PROGRAM MUTUAL FUND")

ASSET CLASS

Stocks

INVESTOR PROFILE
Participants who can tolerate a significant degree of price fluctuation and possible loss of capital. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate- to long-term investment goals.

INVESTMENT OBJECTIVE
The Program Mutual Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
The Program Mutual Fund invests primarily in a diversified portfolio of EQUITY SECURITIES of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combineS GROWTh anD VALUe investment management styles. AS a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the Program Mutual Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

[BULLET] attractive valuations
[BULLET] financial strength
[BULLET] high quality management focused on generating shareholder value

The Program Mutual Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES (including INVESTMENT GRADE SECURITIES and HIGH YIELD SECURITIES). The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Program Mutual Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS
The principal risk of investing in the Program Mutual Fund is STOCK MARKET RISK. To the extent that the portfolio managers invest in FOREIGN SECURITIES or DEBT SECURITIES, the Program Mutual Fund also would



                                       39
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

be subject to FOREIGN EXPOSURE RISK or INTEREST RATE RISK, CREDIT RISK and HIGH YIELD SECURITIES RISK.

If you would like additional information regarding the Program Mutual Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

C. GE S&S LONG-TERM INTEREST FUND ("LT INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE
Participants who seek a high level of current income and are willing to tolerate a moderate degree of price fluctuation in comparison to investments in equity securities. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate investment goals.

INVESTMENT OBJECTIVE
The LT Interest Fund seeks a high interest rate of return over a long-term period consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The LT Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS, and MONEY MARKET instruments. The LT Interest Fund normally has A WEIGHTED AVERAGE MATURITY of approximately five to ten years.

The portfolio managers seek to identify debt securities with characteristics such as:

[BULLET] attractive yields and prices
[BULLET] the potential for capital appreciation
[BULLET] reasonable credit quality

The LT Interest Fund also may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the LT Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS
The principal risks of investing in the LT Interest Fund are INTEREST RATE RISK, CREDIT RISK, and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN SECURITIES, the LT Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the LT Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

D. GE S&S SHORT-TERM INTEREST FUND ("ST INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE
Conservative participants who seek a market-related level of current income and are willing to tolerate some degree of price fluctuation. This investment option may be the most useful for participants who want to diversify their portfolios and who have intermediate- to near-term investment goals.

INVESTMENT OBJECTIVE
The ST Interest Fund seeks to preserve principal and achieve a market-related interest rate of return.

PRINCIPAL INVESTMENT STRATEGIES
The ST Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS and MONEY MARKET INSTRUMENTS. The ST Interest Fund normally has a WEIGHTED AVERAGE MATURITY of not more than three years.

The portfolio managers seek to identify debt securities with characteristics such as:



                                       40
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

[BULLET] attractive yields and prices
[BULLET] the potential for capital appreciation
[BULLET] reasonable credit quality

The ST Interest Fund may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the ST Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS
The principal risks of investing in the ST Interest Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN SECURITIES, the ST Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the ST Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

E. GE S&S MONEY MARKET FUND ("MONEY MARKET FUND")

ASSET CLASS

Cash Equivalent

INVESTOR PROFILE
Conservative, income-oriented participants who seek a market-related level of current income. This investment option may be most useful for participants who want to diversify their portfolios and who have near-term investment goals.

INVESTMENT OBJECTIVE
The Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Money Market Fund invests primarily in short-term, U.S. dollar-denominated MONEY MARKET INSTRUMENTS and other DEBT SECURITIES that mature in one year or less. The Money Market Fund's investments may include U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, FOREIGN DEBT SECURITIES, and domestic and foreign BANK DEPOSITS.

PRINCIPAL RISKS
The principal risks of investing in the Money Market Fund are INTEREST RATE RISK and CREDIT RISK.

An investment in the Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is possible to lose money by investing in the Money Market Fund. The Money Market Fund's yield will change due to movements in current short-term interest rates and market conditions. No assurance can be given that the Fund will be able to maintain a stable value.

If you would like additional information regarding the Money Market Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

F. UNITED STATES SAVINGS BONDS ("BONDS")

ASSET CLASS
Cash Equivalent -- although technically a bond, the liquidity and stability of EE Savings Bonds mean that they are generally viewed as a cash equivalent.

INVESTOR PROFILE
Conservative, safety oriented participants who seek a very high level of principal protection.

INVESTMENT OVERVIEW
The Bonds available under this option are Series "EE" Savings Bonds issued by the U.S. Treasury. The Bonds mature 30 years after their issue date. They earn interest based on market yields for Treasury Securities. Each May 1 and November 1, the U.S. Government sets the rates for the Bonds that apply for the next six months. Principal and accrued interest are paid when the bond is redeemed or on its



                                       41
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

maturity date. A three-month interest penalty will apply to Bonds redeemed before five years from the date of purchase.

Only after-tax employee contributions can be used to purchase Bonds through the Program.

PRINCIPAL RISKS
Interest rates applied to the Bonds are based upon interest rates of certain Treasury securities. In general, when interest rates on Treasury securities fall, the rate of return on the Bonds will follow. The principal of your investment in the Bonds is backed by the full faith and credit of the U.S. Government.

II. MORE INFORMATION ON STRATEGIES AND RISKS

A. IMPORTANT DEFINITIONS

   This section defines important terms that may be unfamiliar to an investor reading about the investment alternatives. The Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund are referred to in this Disclosure Statement individually as a "Fund" and collectively as the "Funds".

   ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

   BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

   CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as commercial paper and bank deposits.

   CERTIFICATES OF DEPOSIT include short-term debt securities issued by banks.

   COMMERCIAL PAPER includes short-term debt securities issued by banks, corporations and other borrowers.

   CONVERTIBLE SECURITIES may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

   CORPORATE BONDS are debt securities issued by companies.

   DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (E.G., the World Bank).

   DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

   DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only debt securities, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations
(CMOs), and structured securities.

   DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

   EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE



                                       42
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

   EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

   FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

   FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:

[BULLET] Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

[BULLET] Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S;

[BULLET] Securities denominated in currencies other than U.S. dollars.

    FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

   FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

   FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

   GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

   HIGH YIELD SECURITIES are debt securities of corporations, preferred stock and convertible bonds and convertible preferred stock rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

   INVESTMENT GRADE SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

   MATURITY represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

   MONEY MARKET INSTRUMENTS are short-term debt securities of the U.S. government, banks and corporations. The Funds that may invest in money market securities may do so directly or indirectly through investments in the GEI Short-Term Investment Fund. The GEI Short-Term Investment Fund is advised by GE Asset Management Incorporated ("GEAM"), which charges no advisory fee for such services.

   MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative securities that are fully collateralized by a portfolio of mortgages. GOVERNMENT STRIPPED MORT-



                                       43
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

GAGE-RELATED SECURITIES are mortgage-backed securities that have been stripped into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates. MORTGAGE DOLLAR ROLLS are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

   PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

   PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (I.E., a "call") or sell (I.E., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

   REPURCHASE AGREEMENTS, also known as repos, are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to a Fund, agreeing to buy them back at a designated price and time - usually the next day.

   RESTRICTED SECURITIES (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them. RULE 144A SECURITIES are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

   REVERSE REPURCHASE AGREEMENTS, also known as reverse repos, involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

   RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

   STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators.

    U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy.

   VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

   VARIABLE RATE SECURITIES carry interest rates that may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

   VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or



                                       44
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, it would be subject to DERIVATIVE SECURITIES RISK.

   WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

   WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E., beyond normal settlement date.

   ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

B. MORE INFORMATION ON INVESTMENT STRATEGIES

   In addition to the principal investment objectives and methods described earlier in this Disclosure Statement, each of the Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund is permitted to use other securities and investment strategies in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies expose the Funds to other risks and considerations.

   HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment,
(ii) for cash management purposes, and (iii) to meet operating expenses, if any. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH and CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies.

   To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.

   CASH MANAGEMENT OF THE LT INTEREST AND ST INTEREST FUNDS: The LT Interest Fund and the ST Interest Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund (the "Investment Fund") described below, in the following types of money market instruments (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of U.S. banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. The Investment Fund was created specifically to serve as a vehicle for the collective investment of cash balances of the ST Interest



                                       45
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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

Fund and the LT Interest Fund and other accounts advised by either General Electric Investment Corporation or its affiliate, GEAM (collectively, "GE Asset Management"). By using the Investment Fund, each Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

   The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

   Although, during normal market conditions, the uninvested cash balances of the ST Interest Fund and the LT Interest Fund are generally expected to be relatively small, the ST Interest Fund may invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

   The following table summarizes some of the investment techniques that may be employed by a Fund. Certain techniques may be changed at the discretion of General Electric Investment Corporation.

-------------------------------------------------------------------------------------------------
                                                       PROGRAM       LT         ST       MONEY
                                                        MUTUAL    INTEREST   INTEREST    MARKET
                                                         FUND       FUND       FUND       FUND
-------------------------------------------------------------------------------------------------
 Repurchase Agreements                                    YES        YES        YES       YES
 Reverse Repurchase Agreements                            NO         YES        YES       NO
 Restricted & Illiquid Securities                         YES        YES        YES       NO
 Structured and Indexed Securities                        NO         YES        YES       NO
 Purchasing and Writing Securities Options                NO         YES        YES       NO
 Purchasing and Writing Securities Index Options          NO         YES        YES       NO
 Futures and Options on Futures                           NO         YES        YES       NO
 Forward Currency Transactions                            NO         YES        YES       NO
 Options on Foreign Currencies                            NO         YES        YES       NO
 When Issued Delayed Securities                           YES        YES        YES       YES
 Lending Portfolio Securities                             YES        YES        YES       YES
 Rule 144A Securities                                     YES        YES        YES       YES
 Debt Obligations of Supranational Agencies               YES        YES        YES       YES
 Depositary Receipts                                      YES        YES        YES       NO
 Floating and Variable Rate Instruments                   NO*        YES        YES       YES
 Zero Coupon Obligations                                  YES        YES        YES       YES
 Mortgage-Related Securities, including CMOs              NO         YES        YES       NO
 Government Stripped Mortgage Related Securities          NO         YES        YES       NO
 Asset Backed Securities and Receivable Backed Securities NO         YES        YES       NO
 Mortgage Dollar Rolls                                    NO         YES        YES       NO
-------------------------------------------------------------------------------------------------

 * Excludes commercial paper and notes with variable and floating rates of interest.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

C. MORE INFORMATION ON RISKS

   This section defines important risk terms that are used in this Disclosure Statement. In addition, be aware that an investment in any one or more investment options under the Program should not be considered to be a complete investment program.

CREDIT RISK:
   The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK:
   A Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, investment rates, currency exchange rates, commodity prices or other factors that affect security values may involve derivative securities and contracts. Derivative securities and contracts (securities and contracts whose values are based on other securities, currencies or indices) include option contracts (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, currency and interest rate swap contracts and structured securities. Derivative securities and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised. A Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.

FOREIGN EXPOSURE RISK:
   Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

    CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including Depositary Receipts, also are subject to currency risk based on their related investments.

   POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

    REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.



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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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HIGH YIELD SECURITIES RISK:
   Below investment grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK:
   Companies with non-publicly traded securities are not subject to disclosure and other investor protection requirements and may be less liquid than publicly traded securities. Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK:
   Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

PREPAYMENT RISK:
   Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK:
   A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on is obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK:
   Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK:
   Stock market risk is the risk that the value of equity securities may decline. Stock prices, including the price of GE Common Stock, change daily in response to company activity and general economic

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

and market conditions. Stock prices may decline in value, even during periods when equity securities in general are rising, or may not perform as well as the market in general. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.



STYLE RISK:
   Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

   GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

   VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

YEAR 2000 RISK:
   The inability of computer systems worldwide to process correctly date-related information from before, on, and after January 1, 2000 could cause difficulties for systems' users (the "Year 2000 Issue"). The impact of failures by companies, markets, or governments of countries in which a Fund invests to address effectively the Year 2000 Issue may be felt well after January 1, 2000 and may negatively impact its performance. In addition, a Fund could be adversely affected if the computer systems used by its investment adviser or external service providers do not correctly process such date-related information.

D. INVESTMENT RESTRICTIONS

1. PROGRAM MUTUAL FUND

   Investments by the Program Mutual Fund are subject to the following restrictions:

   a. Moneys in the Program Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

   b. Moneys in the Program Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

   c. The Program Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Program Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer, (b) more than 5% of the value of the total assets in the Program Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Program Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Program Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

   d. The Program Mutual Fund will not invest in securities of GE or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of the

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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      Funds' investment adviser, General Electric Investment Corporation, is a participant are not prohibited provided such investments are made in accordance with the Investment Company Act of 1940, as amended
      ("Investment Company Act") and the rules thereunder.

   e. The Program Mutual Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment manager or any officer or director of either. This investment restriction is not intended to prohibit the Program Mutual Fund from engaging in such transactions with other investment companies or accounts managed by the investment manager or the investment manager's affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

   f. The Program Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

   g. The Program Mutual Fund will not invest in puts, calls or similar options.

   h. The Program Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Program Mutual Fund. The Program Mutual Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the Program Mutual Fund will not mortgage or pledge any of its assets.

2. THE LT INTEREST FUND, THE ST INTEREST FUND AND THE MONEY MARKET FUND

   The LT Interest Fund, the ST Interest Fund and the Money Market Fund will not:

   a. purchase securities on margin or sell short or participate in a joint trading account;

   b. deal in options to buy or sell securities except to the extent permitted by law;

   c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

   d. make cash loans to others except through the purchase of debt securities in accordance with such Funds' investment objectives;

   e. invest directly in real estate (except for investments by the LT Interest
      Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

   f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended ("Securities Act");

   g. purchase securities for the purpose of exercising control or management;

   h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Fund's total assets;

   i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of General Electric Investment Corporation, or any other affiliate (as defined in the Investment Company Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

   j. unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of the Funds' investment adviser, is a participant are

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------
      not prohibited provided such investments are made in accordance with the Investment Company Act and the rules thereunder.

In addition to the foregoing, the LT Interest Fund will not:

   a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

   b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

   c. invest in the securities of registered investment companies.

III. INVESTMENT ADVISER
   General Electric Investment Corporation, located at 3003 Summer
Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund. General Electric Investment Corporation is a wholly owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act").

IV. FEES AND EXPENSES
   Administrative costs of the Program, including participant recordkeeping and transaction processing fees, are generally borne by GE. For GE Common Stock, ST Interest Fund, Money Market Fund and Bonds, all other expenses associated with these alternatives (including any investment management costs, shareholder servicing agent expenses, transfer agent fees, custody and accounting expenses, professional fees, registration fees and applicable taxes) are also generally borne by GE. These other expenses, however, come out of the Program Mutual Fund's and LT Interest Fund's assets and are reflected in each Fund's share price and dividends. For a description of these Funds' expenses, please refer to the Mutual Funds Annual Report, which is contained earlier in this document. Annual operating expense of the GE Institutional International Equity Fund come out of that Fund's assets and are reflected in its share price and dividends. For a description of the fees and expenses of the GE Institutional International Equity Fund, please refer to its current prospectus.

V. ADDITIONAL INFORMATION
   The Trustees are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Mutual Funds Annual Report, which is contained earlier in this document, or the GE Institutional International Equity Fund Annual Report, and includes: (i) a description of the annual operating expenses of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, including the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of financial statements of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, (iii) a list of the securities comprising the portfolio of each diversified investment alternative within the Program and the value of such securities as of the date of the relevant annual report, and (iv) the investment performance of each investment alternative.

   The Trustees are also responsible for providing certain other information to you upon your request. This information includes: (i) the value of units in each of the Funds or shares of GE Common Stock, and (ii) the total value of units in each of the Funds or shares of GE Common Stock held in a participant's account, which may be obtained by calling 1-800-432-4313.

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                                             GE S&S MUTUAL FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
General Electric Investment Corporation


             PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GENERAL
     ELECTRIC INVESTMENT CORPORATION
Eugene K. Bolton, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES
Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, MUTUAL FUNDS
Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES
Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME
Geoffrey R. Norman, EXECUTIVE VICE PRESIDENT, MARKETING
Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, PRIVATE EQUITIES AND
     REAL ESTATE
John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

                               PORTFOLIO MANAGERS
GE S&S PROGRAM MUTUAL FUND               GE S&S SHORT-TERM INTEREST FUND
Team led by Eugene K. Bolton             Team led by Robert A. MacDougall

GE S&S LONG-TERM INTEREST FUND           GE S&S MONEY MARKET FUND
Team led by Robert A. MacDougall         Team led by Robert A. MacDougall


                              INDEPENDENT AUDITORS
KPMG LLP


                                    CUSTODIAN
State Street Bank & Trust Company


                           SHAREHOLDER SERVICING AGENT
Address all inquiries INSIDE the Program to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079


Address all inquiries OUTSIDE the Program to:
   GE Asset Management
   GE Mutual Funds
   P.O. Box 219631
   Kansas City, MO 64121-9631

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                                                            SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                 DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359



                      INSIDETHE SAVINGS & SECURITY PROGRAM

     Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


              GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313


                            OR VISIT BENEFITS.GE.COM


                       OUTSIDE THE SAVINGS & SECURITY PROGRAM

      If shares of Program Mutual and LT Interest Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


           GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES: 1-800-242-0134

                        OR VISIT WWW.GE.COM/MUTUAL FUNDS

GE S&S FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927

----------------
    BULK RATE
 U.S. POSTAGE
     PAID
  CANTON, MA
PERMIT NO. 313
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